Semi Annual Report dated 06/30/2006 for

79549D806: Strategic Bond Fund Class A

SEMI-ANNUAL

REPORT

JUNE 30, 2006

Salomon Brothers Investment Series

Salomon Brothers High Yield Bond Fund

Salomon Brothers Short/Intermediate U.S. Government Fund

Salomon Brothers Strategic Bond Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Salomon Brothers Investment Series

Salomon Brothers High Yield Bond Fund

Salomon Brothers Short/Intermediate U.S. Government Fund

Salomon Brothers Strategic Bond Fund

Semi-Annual Report • June 30, 2006

What’s

Inside

Letter from the Chairman	I

Fund at a Glance

Salomon Brothers High Yield Bond Fund	1

Salomon Brothers Short/Intermediate U.S. Government Fund	2

Salomon Brothers Strategic Bond Fund	3

Fund Expenses

Salomon Brothers High Yield Bond Fund	4

Salomon Brothers Short/Intermediate U.S. Government Fund	6

Salomon Brothers Strategic Bond Fund	8

Schedules of Investments	10

Statements of Assets and Liabilities	48

Statements of Operations	50

Statements of Changes in Net Assets	51

Financial Highlights	54

Notes to Financial Statements	68

Board Approval of Management and Subadvisory Agreements	85

“Smith Barney”, “Salomon Brothers” and “Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy appeared to be on solid footing during the six-month reporting period. After gross domestic product (“GDP”)i rose 1.7% in the fourth quarter of 2005—the first quarter in which GDP growth did not surpass 3.0% in nearly three years—the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its best showing since the third quarter of 2003. Both strong consumer and business spending prompted the economic turnaround. In the second quarter of 2006, GDP growth was a more modest 2.5%, according to the Commerce Department’s initial reading for the period. The decline was largely attributed to lower consumer spending, triggered by higher interest rates and oil prices, as well as a cooling housing market. In addition, business spending fell during the quarter.

The Federal Reserve Board (“Fed”)ii continued to raise interest rates during the reporting period. Despite the “changing of the guard” from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was “business as usual” for the Fed, as it raised short-term interest rates four times during the period. Since it began its tightening campaign in June 2004, the Fed has increased rates 17 consecutive times, bringing the federal funds rateiii from 1.00% to 5.25%. Coinciding with its latest rate hike in June 2006, the Fed said: “The extent and timing of any additional firming…will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

Both short- and long-term yields rose over the reporting period, causing the overall bond market to decline. During the six months ended June 30, 2006, two-year Treasury yields increased from 4.41% to 5.16%. Over the same period, 10-year Treasury yields moved from 4.39% to 5.15%. Short-term rates rose in concert with the Fed’s repeated rate hikes, while long-term rates rose on fears of mounting inflationary pressures. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Index,iv returned -0.72%.

Salomon Brothers Investment Series         I

The high yield market generated positive returns during the reporting period, supported by strong corporate profits and overall low default rates. These factors tended to overshadow several company specific issues, mostly in the automobile industry, and a decline late in the period. During the six month period ended June 30, 2006, the Citigroup High Yield Market Indexv returned 2.86%.

Because of weakness late in the reporting period, emerging markets debt produced negative results over the six-month period, as the JPMorgan Emerging Markets Bond Index Globalvi returned -0.69%. A strong global economy, solid domestic spending and high energy and commodity prices supported many emerging market countries. However, in our opinion, these positives were not enough to offset the negatives associated with rising U.S. interest rates.

High Yield Bond Fund

For the six months ended June 30, 2006, Class A shares of the Salomon Brothers High Yield Bond Fund, excluding sales charges, returned 1.64%. The Fund’s unmanaged benchmark, the Citigroup High Yield Market Index returned 2.86% for the same period. The Lipper High Current Yields Funds Category Average1 increased 2.43% over the same time frame.

Short/Intermediate U.S. Government Fund

For the six months ended June 30, 2006, Class A shares of the Salomon Brothers Short/Intermediate U.S. Government Fund, excluding sales charges, returned -0.35%. The Fund’s unmanaged benchmark, the Citigroup 1-10 Year Treasury Bond Indexvii, returned -0.17% for the same period. The Lipper Short-Intermediate U.S. Government Funds Category Average2 increased 0.12% over the same time frame.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2006, including the reinvestment of distributions, including the returns of capital, if any, calculated among the 457 funds in the Fund’s Lipper category, and excluding sales charges.
[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2006, including the reinvestment of distributions, including the returns of capital, if any, calculated among the 79 funds in the Fund’s Lipper category, and excluding sales charges.

II        Salomon Brothers Investment Series

Strategic Bond Fund

For the six months ended June 30, 2006, Class A shares of the Salomon Brothers Strategic Bond Fund, excluding sales charges, returned -0.82%. The Fund’s unmanaged benchmarks, the Lehman Brothers U.S. Aggregate Index and the Citigroup Broad Investment Grade Bond Index,viii returned -0.72% and -0.78%, respectively, for the same period. The Lipper Multi-Sector Income Funds Category Average3 increased 0.67% over the same time frame.

Special Shareholder Notices

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup’s asset management business, Legg Mason, Inc. (“Legg Mason”) has recommended various Fund actions in order to streamline product offerings, standardize share class pricing features, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Funds’ Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

The Funds’ Board has approved the appointment of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) as the Funds’ investment manager effective August 1, 2006. The Funds’ Board has also approved the appointment of Western Asset Management Company (“Western Asset”) as the Funds’ subadviser effective August 1, 2006. Additionally, the Board has approved the appointment of Western Asset Management Company Limited (“Western Asset Limited”) as a subadviser for Salomon Brothers Strategic Bond Fund (“Strategic Bond Fund”). The portfolio managers who are responsible for the day-to-day management of the Funds remain the same immediately prior to and immediately after the date of these changes. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason.

The Strategic Bond Fund’s Board has also approved a reorganization for the Fund pursuant to which the Fund’s

[3]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2006, including the reinvestment of distributions, including the returns of capital, if any, calculated among the 122 funds in the Fund’s Lipper category, and excluding sales charges.

Salomon Brothers Investment Series         III

assets would be acquired, and its liabilities assumed by the Legg Mason Partners Diversified Strategic Income Fund (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund. The Strategic Bond Fund would then be liquidated, and shares of the Acquiring Fund would be distributed to Strategic Bond Fund shareholders. Proxy materials describing

Performance Snapshot as of June 30, 2006 (excluding sales charges) (unaudited)

6 Months
High Yield Bond Fund — Class A Shares	1.64%

Citigroup High Yield Market Index	2.86%

Lipper High Current Yields Funds Category Average	2.43%

Short/Intermediate U.S. Government Fund — Class A Shares	-0.35%

Citigroup 1-10 Year Treasury Bond Index	-0.17%

Lipper Short-Intermediate U.S. Government Funds Category Average	0.12%

Strategic Bond Fund — Class A Shares	-0.82%

Lehman Brothers U.S. Aggregate Index	-0.72%

Citigroup Broad Investment Grade Bond Index	-0.78%

Lipper Multi-Sector Income Funds Category Average	0.67%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

For High Yield Bond Fund, the 30-Day SEC Yield for Class A, Class B, Class C, Class O and Class Y were 7.13%, 6.70%, 6.95%, 7.70% and 7.69%, respectively.

For Short/Intermediate U.S. Government Fund, the 30-Day SEC Yield for Class A, Class B, Class C and Class O were 4.88%, 4.69%, 4.45% and 5.23%, respectively. Current reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, the 30-Day SEC Yield for Class A, Class B, Class C and Class O would have been 4.60%, 4.56%, 4.45% and 5.09%, respectively.

For Strategic Bond Fund, the 30-Day SEC Yield for Class A, Class B, Class C, Class O and Class Y were 5.72%, 5.25%, 5.49%, 6.25% and 6.24%, respectively.

The 30-day SEC Yield is the average annualized net investment income per share for the 30-day period ended June 30, 2006 and is subject to change.

For High Yield Bond Fund, excluding sales charges, Class B shares returned 1.25%, Class C shares returned 1.42%, Class O shares returned 1.86% and Class Y shares returned 1.85% over the six months ended June 30, 2006. For Short/Intermediate U.S. Government Fund, excluding sales charges, Class B shares returned -0.46%, Class C shares returned -0.56% and Class O shares returned -0.22% over the six months ended June 30, 2006. For Strategic Bond Fund, excluding sales charges, Class B shares returned -1.16%, Class C shares returned -1.12%, Class O shares returned -0.96% and Class Y shares returned -0.77%. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

IV        Salomon Brothers Investment Series

the reorganization, and other initiatives requiring shareholder approval, are expected to be sent to shareholders later in 2006. If shareholder approval is obtained, Fund actions are generally expected to be implemented during the first quarter of 2007.

During the reporting period, management of the Salomon Brothers High Yield Bond Fund was assumed by a team of investment professionals from Western Asset. The Fund’s portfolio managers include S. Kenneth Leech, Stephen A. Walsh, Michael C. Buchanan, Timothy J. Settel and Ian R. Edmonds.

During the reporting period, a team of investment professionals from Western Asset also assumed management responsibilities for the Salomon Brothers Short-Intermediate U.S. Government Fund. The Fund’s portfolio managers include S. Kenneth Leech, Stephen A. Walsh, Mark Lindbloom, and Carl L. Eichstaedt.

Additionally, during the period, management for the Strategic Bond Fund was assumed by a team of individuals from Western Asset and Western Asset Limited. The Fund’s portfolio managers include S. Kenneth Leech, Stephen A. Walsh, Keith J. Gardner and Michael C. Buchanan from Western Asset and Detlev Schlichter and Andres Sanchez-Balcazar from Western Asset Limited.

Information About Your Funds

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Funds’ Manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Funds are not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Funds is contained in the Notes to Financial Statements included in this report.

Salomon Brothers Investment Series         V

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 28, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

High Yield Bond Fund

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in high-yield securities and foreign securities, including emerging markets, involve risks beyond those inherent in solely higher-rated and domestic investments. The risks of high-yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

Short/Intermediate U.S. Government Fund

RISKS: The value of the Fund will fluctuate with market conditions and neither share price nor income from the Fund are guaranteed by the U.S. government. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in mortgage-backed securities involve an additional level of risk, as discussed in the prospectus. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

Strategic Bond Fund

RISKS: As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in high-yield securities and in foreign companies and governments, including emerging markets, involve risks beyond those inherent solely in higher-rated and domestic investments. The risks of high-yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. Investments in bonds are subject to interest rate and credit risks. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi	JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vii	The Citigroup 1-10 Year Treasury Bond Index is a broad measure of the performance of the short-term and medium-term U.S. Treasury securities.

viii	The Citigroup Broad Investment Grade Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities.

VI        Salomon Brothers Investment Series

Fund at a Glance (unaudited)

Salomon Brothers High Yield Bond Fund

Salomon Brothers Investment Series 2006 Semi-Annual Report         1

Fund at a Glance (unaudited) (continued)

Salomon Brothers Short/Intermediate U.S. Government Fund

2        Salomon Brothers Investment Series 2006 Semi-Annual Report

Fund at a Glance (unaudited) (continued)

Salomon Brothers Strategic Bond Fund

Salomon Brothers Investment Series 2006 Semi-Annual Report         3

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2006 and held for the six months ended June 30, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Salomon Brothers High Yield Bond Fund	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	1.64%	$1,000.00	$1,016.40	1.29%	$6.45
Class B	1.25	1,000.00	1,012.50	2.11	10.53
Class C	1.42	1,000.00	1,014.20	1.79	8.94
Class O	1.86	1,000.00	1,018.60	0.86	4.30
Class Y	1.85	1,000.00	1,018.50	0.87	4.35

(1)	For the six months ended June 30, 2006.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

4        Salomon Brothers Investment Series 2006 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Salomon Brothers High Yield Bond Fund	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,018.40	1.29%	$6.46
Class B	5.00	1,000.00	1,014.33	2.11	10.54
Class C	5.00	1,000.00	1,015.92	1.79	8.95
Class O	5.00	1,000.00	1,020.53	0.86	4.31
Class Y	5.00	1,000.00	1,020.48	0.87	4.36

(1)	For the six months ended June 30, 2006.
(2)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Salomon Brothers Investment Series 2006 Semi-Annual Report        5

Fund Expenses (unaudited) (continued)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2006 and held for the six months ended June 30, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Salomon Brothers Short/Intermediate U.S. Government Fund	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class A	(0.35)%	$1,000.00	$996.50	0.80%	$3.96
Class B	(0.46)	1,000.00	995.40	1.05	5.19
Class C	(0.56)	1,000.00	994.40	1.30	6.43
Class O	(0.22)	1,000.00	997.80	0.55	2.72

(1)	For the six months ended June 30, 2006.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6        Salomon Brothers Investment Series 2006 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Salomon Brothers Short/Intermediate U.S. Government Fund	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,020.83	0.80%	$4.01
Class B	5.00	1,000.00	1,019.59	1.05	5.26
Class C	5.00	1,000.00	1,018.35	1.30	6.51
Class O	5.00	1,000.00	1,022.07	0.55	2.76

(1)	For the six months ended June 30, 2006.
(2)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Salomon Brothers Investment Series 2006 Semi-Annual Report        7

Fund Expenses (unaudited) (continued)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2006 and held for the six months ended June 30, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Salomon Brothers Strategic Bond Fund	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	(0.82)%	$1,000.00	$991.80	1.17%	$5.78
Class B	(1.16)	1,000.00	988.40	1.93	9.52
Class C	(1.12)	1,000.00	988.80	1.67	8.23
Class O	(0.96)	1,000.00	990.40	1.46	7.21
Class Y	(0.77)	1,000.00	992.30	1.10	5.43

(1)	For the six months ended June 30, 2006.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8        Salomon Brothers Investment Series 2006 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Salomon Brothers Strategic Bond Fund	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,018.99	1.17%	$5.86
Class B	5.00	1,000.00	1,015.22	1.93	9.64
Class C	5.00	1,000.00	1,016.51	1.67	8.35
Class O	5.00	1,000.00	1,017.55	1.46	7.30
Class Y	5.00	1,000.00	1,019.34	1.10	5.51

(1)	For the six months ended June 30, 2006.
(2)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Salomon Brothers Investment Series 2006 Semi-Annual Report        9

Schedules of Investments (June 30, 2006) (unaudited)

SALOMON BROTHERS HIGH YIELD BOND FUND

Face Amount†	Security	Value
CORPORATE BONDS & NOTES — 89.7%
Aerospace & Defense — 1.7%
2,160,000	Alliant Techsystems Inc., Senior Subordinated Notes, 6.750% due 4/1/16	$2,084,400
1,875,000	Argo-Tech Corp., Senior Notes, 9.250% due 6/1/11	1,940,625
	DRS Technologies Inc., Senior Subordinated Notes:
4,475,000	6.875% due 11/1/13	4,329,562
1,350,000	6.625% due 2/1/16	1,312,875
	L-3 Communications Corp., Senior Subordinated Notes:
2,125,000	7.625% due 6/15/12	2,167,500
7,675,000	6.375% due 10/15/15	7,368,000

	Total Aerospace & Defense	19,202,962

Airlines — 0.4%
1,380,000	American Airlines Inc., Pass-Through Certificates, Series 2001-02, Class C, 7.800% due 10/1/06	1,382,587
	Continental Airlines Inc., Pass-Through Certificates:
535,769	Series 974C, 6.800% due 7/2/07	519,781
367,573	Series 1998-1, Class C, 6.541% due 3/15/08	348,507
2,075,000	Series 2001-2, Class D, 7.568% due 12/1/06	2,071,029

	Total Airlines	4,321,904

Auto Components — 1.0%
3,000,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	2,850,000
875,000	Rexnord Corp., Senior Subordinated Notes, 10.125% due 12/15/12	968,923
1,225,000	Tenneco Automotive Inc., Senior Secured Notes, Series B, 10.250% due 7/15/13	1,349,031
	TRW Automotive Inc.:
1,002,000	Senior Notes, 9.375% due 2/15/13	1,069,635
168,000	Senior Subordinated Notes, 11.000% due 2/15/13	184,380
5,665,000	Visteon Corp., Senior Notes, 8.250% due 8/1/10	5,325,100

	Total Auto Components	11,747,069

Automobiles — 3.0%
	Ford Motor Co.:
1,350,000	Debentures, 8.900% due 1/15/32	1,083,375
31,935,000	Notes, 7.450% due 7/16/31	23,232,713
950,000	Senior Notes, 4.950% due 1/15/08	894,609
	General Motors Corp., Senior Debentures:
2,400,000	8.250% due 7/15/23	1,902,000
8,710,000	8.375% due 7/15/33	7,055,100

	Total Automobiles	34,167,797

Biotechnology — 0.0%
395,000	Angiotech Pharmaceuticals Inc., Senior Subordinated Notes, 7.750% due 4/1/14 (a)	379,200

See Notes to Financial Statements.

10        Salomon Brothers Investment Series 2006 Semi-Annual Report

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Face Amount†	Security	Value
Building Products — 1.4%
	Associated Materials Inc.:
2,180,000	Senior Discount Notes, step bond to yield 12.698% due 3/1/14	$1,324,350
4,675,000	Senior Subordinated Notes, 9.750% due 4/15/12	4,675,000
1,710,000	Jacuzzi Brands Inc., Secured Notes, 9.625% due 7/1/10	1,814,738
8,205,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	7,979,362

	Total Building Products	15,793,450

Capital Markets — 0.3%
3,420,000	E*TRADE Financial Corp., Senior Notes, 7.375% due 9/15/13	3,437,100

Chemicals — 2.9%
1,075,000	Airgas Inc., Senior Subordinated Notes, 9.125% due 10/1/11	1,130,094
2,100,000	Borden Chemicals & Plastics LP, Notes, 9.500% due 5/1/05 (b)(c)(d)	36,750
3,525,000	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11	3,802,594
2,125,000	Hercules Inc., Senior Subordinated Notes, 6.750% due 10/15/29	2,018,750
	Huntsman International LLC:
1,150,000	Senior Notes, 9.875% due 3/1/09	1,201,750
	Senior Subordinated Notes:
2,641,000	10.125% due 7/1/09	2,693,820
650,000	7.375% due 1/1/15 (a)	612,625
775,000	IMC Global Inc., Senior Notes, 10.875% due 8/1/13	866,062
3,450,000	Innophos Inc., Senior Subordinated Notes, 8.875% due 8/15/14	3,415,500
	Lyondell Chemical Co., Senior Secured Notes:
780,000	9.500% due 12/15/08	805,350
475,000	11.125% due 7/15/12	517,750
925,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	997,844
4,550,000	Millennium America Inc., Senior Notes, 9.250% due 6/15/08	4,686,500
6,270,000	Montell Finance Co. BV, 8.100% due 3/15/27 (a)	5,705,700
	Rhodia SA:
	Senior Notes:
250,000	7.625% due 6/1/10	248,750
617,000	10.250% due 6/1/10	661,732
3,391,000	Senior Subordinated Notes, 8.875% due 6/1/11	3,395,239

	Total Chemicals	32,796,810

Commercial Services & Supplies — 2.9%
	Allied Waste North America Inc.:
	Senior Notes, Series B:
75,000	8.500% due 12/1/08	78,000
4,342,000	9.250% due 9/1/12	4,624,230
2,400,000	7.250% due 3/15/15	2,304,000
2,950,000	Senior Secured Notes, Series B, 7.375% due 4/15/14	2,817,250
725,000	Brand Services Inc., Senior Notes, 12.000% due 10/15/12	821,063
2,425,000	Buhrmann US Inc., Senior Subordinated Notes, 7.875% due 3/1/15	2,406,812
	Corrections Corporation of America:
75,000	Senior Notes, 6.750% due 1/31/14	72,375
5,200,000	Senior Subordinated Notes, 6.250% due 3/15/13	4,914,000

See Notes to Financial Statements.

Salomon Brothers Investment Series 2006 Semi-Annual Report         11

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Face Amount†	Security	Value
Commercial Services & Supplies — 2.9% (continued)
4,266,000	DynCorp International LLC/DIV Capital Corporation, Senior Subordinated Notes, Series B, 9.500% due 2/15/13	$4,457,970
2,870,961	Employee Solutions Inc., Series B, 10.000% due 4/15/10 (b)(d)	287
1,900,000	IKON Office Solutions Inc., Senior Notes, 7.750% due 9/15/15	1,890,500
1,550,000	NationsRent Inc., Senior Subordinated Notes, 9.500% due 5/1/15	1,646,875
4,000,000	Safety-Kleen Services Inc., Senior Subordinated Notes, 9.250% due 6/1/08 (b)(c)	4,000
6,150,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16 (a)	6,319,125

	Total Commercial Services & Supplies	32,356,487

Communications Equipment — 0.6%
8,225,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	7,032,375

Computers & Peripherals — 0.9%
1,940,000	Seagate Technology HDD Holdings, Senior Notes, 8.000% due 5/15/09	1,998,200
	SunGard Data Systems Inc.:
3,475,000	Senior Notes, 9.125% due 8/15/13 (a)	3,622,687
3,985,000	Senior Subordinated Notes, 10.250% due 8/15/15 (a)	4,139,419

	Total Computers & Peripherals	9,760,306

Construction Materials — 0.3%
1,455,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 10.949% due 3/1/14	1,060,331
2,425,000	Texas Industries Inc., Senior Notes, 7.250% due 7/15/13	2,412,875

	Total Construction Materials	3,473,206

Consumer Finance — 4.5%
	Ford Motor Credit Co., Notes:
6,940,000	6.625% due 6/16/08	6,608,379
875,000	7.875% due 6/15/10	807,841
6,010,000	7.000% due 10/1/13	5,179,430
	General Motors Acceptance Corp.:
30,430,000	Bonds, 8.000% due 11/1/31	29,324,965
9,840,000	Notes, 6.875% due 8/28/12	9,282,259

	Total Consumer Finance	51,202,874

Containers & Packaging — 2.8%
2,900,000	Berry Plastics Corp., Senior Subordinated Notes, 10.750% due 7/15/12	3,153,750
5,125,000	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14	5,099,375
	Graphic Packaging International Corp.:
1,900,000	Senior Notes, 8.500% due 8/15/11	1,904,750
3,775,000	Senior Subordinated Notes, 9.500% due 8/15/13	3,756,125
3,325,000	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12	3,441,375
	Owens-Brockway Glass Container Inc.:
	Senior Notes:
650,000	8.250% due 5/15/13	654,875
800,000	6.750% due 12/1/14	746,000

See Notes to Financial Statements.

12        Salomon Brothers Investment Series 2006 Semi-Annual Report

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Face Amount†	Security	Value
Containers & Packaging — 2.8% (continued)
3,775,000	Senior Secured Notes, 7.750% due 5/15/11	$3,822,188
200,000	Owens-Illinois Inc., Debentures, 7.500% due 5/15/10	196,500
2,070,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (a)	2,080,350
	Pliant Corp.:
980,846	Senior Secured Notes, 11.625% due 6/15/09 (c)(e)	1,066,670
900,000	Senior Secured Second Lien Notes, 11.125% due 9/1/09 (c)	954,000
2,150,000	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10	849,250
	Smurfit-Stone Container Enterprises Inc., Senior Notes:
1,396,000	9.750% due 2/1/11	1,441,370
675,000	8.375% due 7/1/12	641,250
2,525,000	Tekni-Plex Inc., Senior Subordinated Notes, Series B, 12.750% due 6/15/10	1,792,750

	Total Containers & Packaging	31,600,578

Diversified Consumer Services — 1.2%
2,725,000	Education Management LLC/Education Management Corp., Senior Notes, 8.750% due 6/1/14 (a)	2,711,375
	Hertz Corp.:
3,225,000	Senior Notes, 8.875% due 1/1/14 (a)	3,321,750
7,015,000	Senior Subordinated Notes, 10.500% due 1/1/16 (a)	7,470,975

	Total Diversified Consumer Services	13,504,100

Diversified Financial Services — 3.3%
	Alamosa Delaware Inc.:
1,362,000	Senior Discount Notes, 12.000% due 7/31/09	1,450,530
	Senior Notes:
1,527,000	11.000% due 7/31/10	1,679,700
550,000	8.500% due 1/31/12	585,750
725,000	Atlantic Broadband Finance LLC, Senior Subordinated Notes, 9.375% due 1/15/14	685,125
2,525,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (a)	2,398,750
	Citisteel USA Inc., Senior Secured Notes:
1,345,000	12.490% due 9/1/10 (f)	1,395,438
1,050,000	15.000% due 10/1/10 (a)(e)	1,050,000
1,343,000	Global Cash Access LLC/Global Cash Finance Corp., Senior Subordinated Notes, 8.750% due 3/15/12	1,421,901
5,229,000	H&E Equipment Services LLC/H&E Finance Corp., Senior Notes, 11.125% due 6/15/12	5,774,385
4,125,000	Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Senior Secured Notes, 9.000% due 7/15/14	4,197,187
2,465,000	Hughes Network Systems LLC/HNS Finance Corp., Senior Notes, 9.500% due 4/15/14 (a)	2,428,025
1,838,694	Iowa Select Farm LP, Secured Notes, 6.500% due 12/1/12 (a)	919,347
2,700,000	Nell AF SARL, Senior Notes, 8.375% due 8/15/15 (a)	2,608,875
190,000	UCAR Finance Inc., Senior Notes, 10.250% due 2/15/12	201,400
2,075,000	UGS Corp., 10.000% due 6/1/12	2,241,000
3,490,000	Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 9.490% due 10/1/15	2,477,900

See Notes to Financial Statements.

Salomon Brothers Investment Series 2006 Semi-Annual Report         13

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Face Amount†	Security	Value
Diversified Financial Services — 3.3% (continued)
5,490,000	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	$5,503,725

	Total Diversified Financial Services	37,019,038

Diversified Telecommunication Services — 4.3%
	Cincinnati Bell Inc.:
4,080,000	7.000% due 2/15/15	3,865,800
720,000	Senior Subordinated Notes, 8.375% due 1/15/14	712,800
3,515,000	Citizens Communications Co., Senior Notes, 9.000% due 8/15/31	3,576,512
2,870,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, Series B, 12.500% due 5/1/15	3,020,675
	Insight Midwest LP/Insight Capital Inc., Senior Notes:
1,275,000	9.750% due 10/1/09	1,303,688
2,625,000	10.500% due 11/1/10	2,749,687
	Intelsat Bermuda Ltd., Senior Notes:
3,830,000	9.250% due 6/15/16 (a)	3,973,625
7,685,000	11.250% due 6/15/16 (a)	7,915,550
2,640,000	Intelsat Ltd., Notes, 7.625% due 4/15/12	2,191,200
2,555,000	Nordic Telephone Co. Holdings, Senior Notes, 8.875% due 5/1/16 (a)	2,638,038
1,305,000	PanAmSat Corp., Senior Notes, 9.000% due 8/15/14	1,331,100
	Qwest Communications International Inc., Senior Notes:
575,000	7.500% due 2/15/14	563,500
3,285,000	Series B, 7.500% due 2/15/14	3,219,300
	Qwest Corp.:
11,608,000	Debentures, 6.875% due 9/15/33	10,098,960
686,000	Notes, 9.125% due 3/15/12	727,160
400,000	Wind Acquisition Finance SA, 10.750% due 12/1/15 (a)	427,000
1,750,000	World Access Inc., Senior Notes, 13.250% due 1/15/08 (c)	87,500

	Total Diversified Telecommunication Services	48,402,095

Electric Utilities — 1.2%
2,225,000	Allegheny Energy Supply Co. LLC, Senior Notes, 8.250% due 4/15/12 (a)	2,375,188
1,673,165	Midwest Generation LLC, Pass-Through Certificates, Series B, 8.560% due 1/2/16	1,757,869
	Mirant Americas Generation LLC, Senior Notes:
5,550,000	8.300% due 5/1/11	5,508,375
4,075,000	9.125% due 5/1/31 (c)	3,973,125

	Total Electric Utilities	13,614,557

Energy Equipment & Services — 1.1%
3,542,000	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.375% due 11/1/14	3,400,320
1,175,000	Grant Prideco Inc., Senior Notes, Series B, 6.125% due 8/15/15	1,101,562
	Hanover Compressor Co., Senior Notes:
3,730,000	8.625% due 12/15/10	3,879,200
1,275,000	9.000% due 6/1/14	1,338,750
625,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	631,250
1,500,000	Sonat Inc., Notes, 7.625% due 7/15/11	1,522,500
925,000	Universal Compression Inc., Senior Notes, 7.250% due 5/15/10	927,313

	Total Energy Equipment & Services	12,800,895

See Notes to Financial Statements.

14        Salomon Brothers Investment Series 2006 Semi-Annual Report

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Face Amount†	Security	Value
Food Products — 1.0%
2,600,000	Del Monte Corp., Senior Subordinated Notes, 8.625% due 12/15/12	$2,691,000
	Dole Food Co. Inc.:
1,725,000	Debentures, 8.750% due 7/15/13	1,561,125
	Senior Notes:
1,950,000	8.625% due 5/1/09	1,872,000
450,000	7.250% due 6/15/10	405,000
631,000	8.875% due 3/15/11	594,718
3,750,000	Pinnacle Foods Holding Corp., Senior Subordinated Notes, 8.250% due 12/1/13	3,703,125

	Total Food Products	10,826,968

Health Care Providers & Services — 5.6%
3,850,000	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13	4,056,938
3,230,000	Community Health Systems Inc., Senior Subordinated Notes, 6.500% due 12/15/12	3,080,613
6,770,000	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	6,533,050
3,975,000	Extendicare Health Services Inc., Senior Subordinated Notes, 6.875% due 5/1/14	4,173,750
3,425,000	Genesis HealthCare Corp., Senior Subordinated Notes, 8.000% due 10/15/13	3,600,531
	HCA Inc.:
	Debentures:
2,725,000	7.500% due 12/15/23	2,539,583
202,000	8.360% due 4/15/24	203,171
2,700,000	7.050% due 12/1/27	2,378,147
1,455,000	7.500% due 11/15/95	1,213,057
	Notes:
3,625,000	6.375% due 1/15/15	3,376,865
1,125,000	6.500% due 2/15/16	1,045,829
875,000	7.690% due 6/15/25	831,240
4,650,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	4,580,250
2,700,000	Omnicare Inc., Senior Subordinated Notes, 6.875% due 12/15/15	2,578,500
	Psychiatric Solutions Inc., Senior Subordinated Notes:
1,075,000	10.625% due 6/15/13	1,177,125
1,075,000	7.750% due 7/15/15	1,057,531
	Tenet Healthcare Corp., Senior Notes:
4,850,000	7.375% due 2/1/13	4,449,875
8,755,000	9.875% due 7/1/14	8,798,775
675,000	9.250% due 2/1/15 (a)	664,875
2,174,000	6.875% due 11/15/31	1,750,070
5,425,000	Triad Hospitals Inc., Senior Subordinated Notes, 7.000% due 11/15/13	5,302,937

	Total Health Care Providers & Services	63,392,712

Hotels, Restaurants & Leisure — 6.4%
3,075,000	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14	2,932,781
	Caesars Entertainment Inc., Senior Subordinated Notes:
375,000	9.375% due 2/15/07	382,500

See Notes to Financial Statements.

Salomon Brothers Investment Series 2006 Semi-Annual Report         15

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Face Amount†	Security	Value
Hotels, Restaurants & Leisure — 6.4% (continued)
2,550,000	8.875% due 9/15/08	$2,683,875
2,600,000	8.125% due 5/15/11	2,752,750
850,000	Carrols Corp., Senior Subordinated Notes, 9.52% due 1/15/13	856,375
125,000	Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19 (a)	123,125
550,000	Chumash Casino & Resort Enterprise, Senior Notes, 9.520% due 7/15/10 (a)(e)	576,813
2,675,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	2,675,000
3,060,000	Gaylord Entertainment Co., Senior Notes, 6.750% due 11/15/14	2,884,050
4,275,000	Herbst Gaming Inc., Senior Subordinated Notes, 7.000% due 11/15/14	4,082,625
4,125,000	Hilton Hotels Corp., Notes, 7.625% due 12/1/12	4,272,795
4,155,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	4,435,462
4,585,000	Isle of Capri Casinos Inc., Senior Subordinated Notes, 7.000% due 3/1/14	4,350,019
2,160,000	Kerzner International Ltd., Senior Subordinated Notes, 6.750% due 10/1/15	2,265,300
3,725,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	3,473,562
	MGM MIRAGE Inc., Senior Notes:
3,750,000	6.750% due 9/1/12	3,628,125
1,025,000	5.875% due 2/27/14	923,781
1,225,000	6.625% due 7/15/15	1,148,438
675,000	Mirage Resorts Inc., Debentures, 7.250% due 8/1/17	649,688
	Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
2,850,000	7.125% due 8/15/14	2,771,625
2,425,000	6.875% due 2/15/15	2,297,687
4,750,000	Penn National Gaming Inc., Senior Subordinated Notes, 6.750% due 3/1/15	4,453,125
	Pinnacle Entertainment Inc., Senior Subordinated Notes:
2,425,000	8.250% due 3/15/12	2,443,187
2,150,000	8.750% due 10/1/13	2,252,125
435,000	River Rock Entertainment Authority, Senior Notes, 9.750% due 11/1/11	460,013
2,525,000	Sbarro Inc., Senior Notes, 11.000% due 9/15/09	2,584,969
1,000	Six Flags Inc., Senior Notes, 9.625% due 6/1/14	915
1,900,000	Starwood Hotels & Resorts Worldwide Inc., Senior Notes, 7.875% due 5/1/12	1,992,625
6,075,000	Station Casinos Inc., Senior Subordinated Notes, 6.875% due 3/1/16	5,695,312
2,425,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (a)	2,461,375

	Total Hotels, Restaurants & Leisure	72,510,022

Household Durables — 2.0%
430,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	434,300
	Beazer Homes USA Inc., Senior Notes:
400,000	6.875% due 7/15/15	366,000
2,360,000	8.125% due 6/15/16 (a)	2,280,350
2,500,000	Holt Group Inc., Senior Notes, 9.750% due 1/15/06 (b)(c)(d)	0
	Interface Inc.:
725,000	Senior Notes, 10.375% due 2/1/10	796,594
3,200,000	Senior Subordinated Notes, 9.500% due 2/1/14	3,320,000
	K Hovnanian Enterprises Inc., Senior Notes:
2,695,000	7.500% due 5/15/16	2,513,087
5,625,000	8.625% due 1/15/17	5,610,937

See Notes to Financial Statements.

16        Salomon Brothers Investment Series 2006 Semi-Annual Report

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Face Amount†	Security	Value
Household Durables — 2.0% (continued)
1,755,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	$1,794,488
1,110,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 10.315% due 9/1/12	904,650
4,375,000	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	4,396,875
700,000	Tempur-Pedic Inc./Tempur Production USA Inc., Senior Subordinated Notes, 10.250% due 8/15/10	742,000

	Total Household Durables	23,159,281

Household Products — 0.7%
	Nutro Products Inc.:
650,000	Senior Notes, 9.230% due 10/15/13 (a)(f)	665,438
1,375,000	Senior Subordinated Notes, 10.750% due 4/15/14 (a)	1,421,406
	Spectrum Brands Inc., Senior Subordinated Notes:
3,945,000	8.500% due 10/1/13	3,392,700
150,000	7.375% due 2/1/15	122,625
2,650,000	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13 (a)	2,570,500

	Total Household Products	8,172,669

Independent Power Producers & Energy Traders — 4.0%
2,640,000	AES China Generating Co., Ltd., Class A, 8.250% due 6/26/10	2,613,711
	AES Corp.:
	Senior Notes:
975,000	8.750% due 6/15/08	1,011,563
150,000	9.500% due 6/1/09	159,750
3,200,000	9.375% due 9/15/10	3,440,000
1,025,000	8.875% due 2/15/11	1,081,375
3,750,000	7.750% due 3/1/14	3,787,500
1,065,000	Senior Secured Notes, 9.000% due 5/15/15 (a)	1,150,200
2,925,000	Calpine Generating Co. LLC, Senior Secured Notes, 14.120% due 4/1/11 (c)	3,078,562
	Dynegy Holdings Inc., Senior Debentures:
6,325,000	7.125% due 5/15/18	5,566,000
2,975,000	7.625% due 10/15/26	2,618,000
	Edison Mission Energy, Senior Notes:
3,075,000	7.730% due 6/15/09	3,121,125
620,000	7.500% due 6/15/13 (a)	610,700
3,620,000	7.750% due 6/15/16 (a)	3,574,750
	NRG Energy Inc., Senior Notes:
2,100,000	7.250% due 2/1/14	2,052,750
11,675,000	7.375% due 2/1/16	11,412,312

	Total Independent Power Producers & Energy Traders	45,278,298

Industrial Conglomerates — 0.3%
2,202,000	Koppers Inc., Senior Notes, 9.875% due 10/15/13	2,372,655
1,600,000	Park-Ohio Industries Inc., Senior Subordinated Notes, 8.375% due 11/15/14	1,416,000

	Total Industrial Conglomerates	3,788,655

See Notes to Financial Statements.

Salomon Brothers Investment Series 2006 Semi-Annual Report         17

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Face Amount†	Security	Value
Insurance — 0.4%
4,660,000	Crum & Forster Holdings Corp., Senior Notes, 10.375% due 6/15/13	$4,764,850

Internet & Catalog Retail — 0.3%
3,097,000	FTD Inc., Senior Subordinated Notes, 7.750% due 2/15/14	3,066,030

IT Services — 0.0%
150,000	Iron Mountain Inc., Senior Subordinated Notes, 6.625% due 1/1/16	135,750

Machinery — 0.9%
675,000	Case New Holland Inc., Senior Notes, 7.125% due 3/1/14 (a)	648,000
420,000	Commercial Vehicle Group Inc., Senior Notes, 8.000% due 7/1/13	404,250
3,350,000	Invensys PLC, Senior Notes, 9.875% due 3/15/11 (a)	3,651,500
2,265,000	Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12	2,446,200
1,275,000	Mueller Holdings Inc., Discount Notes, step bond to yield 11.823% due 4/15/14	1,077,375
	Terex Corp., Senior Subordinated Notes:
96,000	7.375% due 1/15/14	96,000
1,600,000	Series B, 10.375% due 4/1/11	1,700,000

	Total Machinery	10,023,325

Media — 11.5%
4,045,000	Affinion Group Inc., 10.125% due 10/15/13 (a)	4,085,450
	AMC Entertainment Inc.:
570,000	Senior Note, Series B, 8.625% due 8/15/12	588,525
6,370,000	Senior Subordinated Notes, 11.000% due 2/1/16	6,847,750
275,000	Block Communications Inc., Senior Notes, 8.250% due 12/15/15 (a)	265,375
1,750,000	Cadmus Communications Corp.,0 Senior Subordinated Notes, 8.375% due 6/15/14	1,741,250
4,978,210	CanWest Media Inc., Senior Subordinated Notes, 8.000% due 9/15/12	4,953,319
	CBD Media Holdings LLC:
2,350,000	Senior Notes, 9.250% due 7/15/12	2,350,000
1,750,000	Senior Subordinated Notes, 8.625% due 6/1/11	1,750,000
	CCH I Holdings LLC/CCH I Holdings Capital Corp., Senior Accreting Notes:
206,000	9.920% due 4/1/14	124,630
650,000	Step bond to yield 17.441% due 1/15/15	347,750
7,768,000	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	6,835,840
	Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp., Senior Notes:
1,730,000	9.625% due 11/15/09	1,340,750
2,560,000	10.250% due 9/15/10	2,579,200
	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Notes:
1,840,000	8.625% due 4/1/09	1,426,000
1,000,000	10.750% due 10/1/09	795,000
2,950,000	Chukchansi Economic Development Authority, Senior Notes, 8.000% due 11/15/13 (a)	2,983,187
890,000	CMP Susquehanna Corp., Senior Subordinated Notes, 9.875% due 5/15/14 (a)	832,150
	CSC Holdings Inc.:
2,300,000	Debentures, Series B, 8.125% due 8/15/09	2,351,750

See Notes to Financial Statements.

18        Salomon Brothers Investment Series 2006 Semi-Annual Report

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Face Amount†	Security	Value
Media — 11.5% (continued)
	Senior Debentures:
3,440,000	7.875% due 2/15/18	$3,448,600
1,295,000	7.625% due 7/15/18	1,288,525
2,650,000	Senior Notes, 7.250% due 4/15/12 (a)	2,570,500
494,000	Dex Media East LLC/Dex Media East Finance Co., Senior Notes, Series B, 12.125% due 11/15/12	556,985
	Dex Media Inc., Discount Notes:
2,320,000	Step bond to yield 8.367% due 11/15/13	1,966,200
4,375,000	Step bond to yield 17.992% due 11/15/13	3,707,812
1,675,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, Series B, 9.875% due 8/15/13	1,823,648
	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes:
1,154,000	8.375% due 3/15/13	1,214,585
6,405,000	6.375% due 6/15/15	5,940,637
	EchoStar DBS Corp., Senior Notes:
6,150,000	6.625% due 10/1/14	5,796,375
5,770,000	7.125% due 2/1/16 (a)	5,582,475
2,850,000	Houghton Mifflin Co., Senior Discount Notes, step bond to yield 11.492% due 10/15/13	2,365,500
1,125,000	Interep National Radio Sales Inc., Senior Subordinated Notes, Series B, 10.000% due 7/1/08	950,625
1,740,000	Kabel Deutschland GMBH, Senior Notes, 10.625% due 7/1/14 (a)	1,844,400
2,500,000	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15	2,325,000
4,895,000	LodgeNet Entertainment Corp., Senior Subordinated Notes, 9.500% due 6/15/13	5,237,650
1,200,000	Mediacom Broadband LLC/Mediacom Broadband Corp., Senior Notes, 11.000% due 7/15/13	1,270,500
3,863,000	Primedia Inc., Senior Notes, 8.875% due 5/15/11	3,727,795
	R.H. Donnelley Corp.:
	Senior Discount Notes:
1,275,000	Series A-1, 6.875% due 1/15/13 (a)	1,179,375
2,600,000	Series A-2, 6.875% due 1/15/13 (a)	2,405,000
6,550,000	Senior Notes, Series A-3, 8.875% due 1/15/16 (a)	6,640,062
2,350,000	R.H. Donnelley Finance Corp. I, Senior Subordinated Notes, 10.875% due 12/15/12 (a)	2,590,875
1,050,000	Radio One Inc., Senior Subordinated Notes, Series B, 8.875% due 7/1/11	1,093,313
	Rainbow National Services LLC:
1,735,000	Senior Notes, 8.750% due 9/1/12 (a)	1,830,425
2,750,000	Senior Subordinated Debentures, 10.375% due 9/1/14 (a)	3,059,375
	Rogers Cable Inc.:
875,000	Senior Second Priority Debentures, 8.750% due 5/1/32	947,188
1,710,000	Senior Secured Second Priority Notes, 6.750% due 3/15/15	1,637,325
5,325,000	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12	5,431,500
3,700,000	Vertis Inc., Senior Secured Second Lien Notes, 9.750% due 4/1/09	3,783,250
925,000	Videotron Ltee, Senior Notes, 6.375% due 12/15/15	848,688

See Notes to Financial Statements.

Salomon Brothers Investment Series 2006 Semi-Annual Report         19

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Face Amount†	Security	Value
Media — 11.5% (continued)
	XM Satellite Radio Inc., Senior Notes:
1,275,000	9.649% due 5/1/13 (a)(f)	$1,176,188
3,570,000	9.750% due 5/1/14 (a)	3,284,400

	Total Media	129,722,702

Metals & Mining — 1.4%
3,325,000	Aleris International Inc., Senior Secured Notes, 10.375% due 10/15/10	3,607,625
1,125,000	Corporacion Nacional del Cobre-Codelco, Notes, 5.500% due 10/15/13 (a)	1,088,943
2,350,000	IPSCO Inc., Senior Notes, 8.750% due 6/1/13	2,532,125
4,465,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15 (a)	4,911,500
2,695,000	RathGibson Inc., Senior Notes, 11.250% due 2/15/14 (a)	2,789,325
4,000,000	Republic Technologies International LLC/RTI Capital Corp., Senior Secured Notes, 13.750% due 7/15/09 (b)(c)(d)	0
475,000	Vale Overseas Ltd., Notes, 6.250% due 1/11/16	454,812

	Total Metals & Mining	15,384,330

Multiline Retail — 0.8%
2,425,000	Harry & David Operations, Senior Notes, 9.000% due 3/1/13	2,206,750
	Neiman Marcus Group Inc.:
2,380,000	Senior Notes, 9.000% due 10/15/15 (a)	2,499,000
2,555,000	Senior Subordinated Notes, 10.375% due 10/15/15 (a)	2,727,463
1,400,000	Saks Inc., Notes, 9.875% due 10/1/11	1,505,000

	Total Multiline Retail	8,938,213

Office Electronics — 0.5%
5,275,000	Xerox Capital Trust I Exchange Capital Securities, 8.000% due 2/1/27	5,321,156

Oil, Gas & Consumable Fuels — 9.0%
3,747,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	3,821,940
	Chesapeake Energy Corp., Senior Notes:
5,875,000	7.500% due 6/15/14	5,889,687
975,000	6.625% due 1/15/16	911,625
333,000	6.875% due 1/15/16	316,350
3,125,000	6.250% due 1/15/18	2,867,187
4,627,000	Cimarex Energy Co., Senior Notes, 9.600% due 3/15/12	4,904,620
	Compagnie Generale de Geophysique SA:
255,000	7.500% due 5/15/15	250,538
715,000	Senior Notes, 7.500% due 5/15/15 (a)	702,488
	Costilla Energy Inc.:
4,000,000	Senior Notes, 10.250% due 10/1/06 (b)(c)(d)	0
1,000,000	Senior Subordinated Notes, 10.250% due 10/1/06 (b)(c)(d)	0
	El Paso Corp.:
	Medium-Term Notes:
275,000	7.375% due 12/15/12	274,313
6,080,000	7.800% due 8/1/31	5,935,600
3,265,000	7.750% due 1/15/32	3,195,619
5,600,000	Notes, 7.875% due 6/15/12	5,726,000
4,875,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	4,704,375

See Notes to Financial Statements.

20        Salomon Brothers Investment Series 2006 Semi-Annual Report

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Face Amount†	Security	Value
Oil, Gas & Consumable Fuels — 9.0% (continued)
	Forest Oil Corp., Senior Notes:
650,000	8.000% due 6/15/08	$667,063
3,175,000	8.000% due 12/15/11	3,262,312
300,000	Hanover Equipment Trust, Secured Notes, 8.750% due 9/1/11	310,500
3,700,000	Holly Energy Partners, L.P., Senior Notes, 6.250% due 3/1/15	3,404,000
	Inergy L.P./Inergy Finance Corp., Senior Notes:
2,275,000	6.875% due 12/15/14	2,127,125
2,775,000	8.250% due 3/1/16	2,816,625
2,710,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14 (a)	2,720,162
2,175,000	Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13 (a)	2,104,312
2,520,000	Northwest Pipelines Corp., Senior Notes, 7.000% due 6/15/16 (a)	2,516,850
4,150,000	OMI Corp., Senior Notes, 7.625% due 12/1/13	4,160,375
2,630,000	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13 (a)	2,630,000
1,475,000	Petronas Capital Ltd., Notes, 7.875% due 5/22/22 (a)	1,693,599
1,725,000	Plains Exploration & Production Co., Senior Subordinated Notes, Series B, 8.750% due 7/1/12	1,815,562
	Pogo Producing Co., Senior Subordinated Notes:
1,830,000	7.875% due 5/1/13 (a)	1,843,725
1,300,000	6.875% due 10/1/17	1,210,625
1,075,000	Series B, 8.250% due 4/15/11	1,108,594
675,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (a)	675,000
225,000	SESI LLC, Senior Notes, 6.875% due 6/1/14 (a)	217,688
	Stone Energy Corp., Senior Subordinated Notes:
1,780,000	8.250% due 12/15/11	1,806,700
2,085,000	6.750% due 12/15/14	2,103,244
	Swift Energy Co.:
1,350,000	Senior Notes, 7.625% due 7/15/11	1,350,000
2,800,000	Senior Subordinated Notes, 9.375% due 5/1/12	2,968,000
800,000	Vintage Petroleum Inc., Senior Notes, 8.250% due 5/1/12	846,550
	Whiting Petroleum Corp., Senior Subordinated Notes:
3,100,000	7.250% due 5/1/12	2,991,500
2,425,000	7.000% due 2/1/14	2,303,750
	Williams Cos. Inc.:
	Notes:
4,625,000	7.875% due 9/1/21	4,717,500
3,675,000	8.750% due 3/15/32	4,014,937
3,350,000	Senior Notes, 7.625% due 7/15/19	3,417,000

	Total Oil, Gas & Consumable Fuels	101,303,640

Paper & Forest Products — 2.1%
	Abitibi-Consolidated Inc.:
3,610,000	Debentures, 8.850% due 8/1/30	3,068,500
1,375,000	Notes, 7.750% due 6/15/11	1,268,437
	Appleton Papers Inc.:
1,400,000	Senior Notes, 8.125% due 6/15/11	1,421,000
4,360,000	Senior Subordinated Notes, Series B, 9.750% due 6/15/14	4,425,400
2,975,000	Boise Cascade, LLC, Senior Subordinated Notes, Series B, 7.125% due 10/15/14	2,647,750

See Notes to Financial Statements.

Salomon Brothers Investment Series 2006 Semi-Annual Report         21

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Face Amount†	Security	Value
Paper & Forest Products — 2.1% (continued)
1,750,000	Bowater Inc., Debentures, 9.500% due 10/15/12	$1,754,375
3,325,000	Catalyst Paper Corp., Senior Notes, Series D, 8.625% due 6/15/11	3,258,500
1,010,000	Domtar Inc., Notes, 5.375% due 12/1/13	823,150
	NewPage Corp.:
1,135,000	Senior Secured Notes, 11.399% due 5/1/12 (f)	1,242,825
1,395,000	Senior Subordinated Notes, 12.000% due 5/1/13	1,450,800
1,185,000	P.H. Glatfelter, Senior Notes, 7.125% due 5/1/16 (a)	1,175,660
875,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	800,625

	Total Paper & Forest Products	23,337,022

Personal Products — 0.3%
1,875,000	DEL Laboratories Inc., Senior Secured Notes, 10.149% due 11/1/11 (a)(f)	1,931,250
1,150,000	Playtex Products Inc., Senior Secured Notes, 8.000% due 3/1/11	1,196,000

	Total Personal Products	3,127,250

Pharmaceuticals — 0.9%
4,235,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	4,028,544
2,300,000	Valeant Pharmaceuticals International, Senior Notes, 7.000% due 12/15/11	2,196,500
3,900,000	Warner Chilcott Corp., 8.750% due 2/1/15	4,036,500

	Total Pharmaceuticals	10,261,544

Real Estate Investment Trusts (REITs) — 1.6%
820,000	CB Richard Ellis Services Inc., Senior Notes, 9.750% due 5/15/10	881,500
3,275,000	Felcor Lodging LP, Senior Notes, 9.000% due 6/1/11	3,487,875
160,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	162,000
	Host Marriott LP, Senior Notes:
4,675,000	7.125% due 11/1/13	4,680,844
3,150,000	6.750% due 6/1/16 (a)	3,020,062
1,375,000	Series I, 9.500% due 1/15/07	1,416,250
4,375,000	Series O, 6.375% due 3/15/15	4,134,375
925,000	Ventas Realty LP/Ventas Capital Corp., Senior Notes, 6.500% due 6/1/16	891,469

	Total Real Estate Investment Trusts (REITs)	18,674,375

Real Estate Management & Development — 0.2%
2,165,000	Kimball Hill Inc., Senior Subordinated Notes, 10.500% due 12/15/12	2,013,450

Road & Rail — 0.5%
820,000	Avis Budget Car Rental LLC/Avis Budget Finance Inc., Senior Notes, 7.625% due 5/15/14 (a)	799,500
	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes:
850,000	10.250% due 6/15/07	879,750
3,911,000	9.375% due 5/1/12	4,184,770
270,000	12.500% due 6/15/12	299,025

	Total Road & Rail	6,163,045

Semiconductors & Semiconductor Equipment — 0.4%
281,000	Amkor Technology Inc., Senior Subordinated Notes, 10.500% due 5/1/09	288,728
4,885,000	MagnaChip Semiconductor, Senior Subordinated Notes, 8.000% due 12/15/14	4,078,975

	Total Semiconductors & Semiconductor Equipment	4,367,703

See Notes to Financial Statements.

22        Salomon Brothers Investment Series 2006 Semi-Annual Report

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Face Amount†	Security	Value
Software — 0.6%
2,630,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16 (a)	$2,557,675
3,800,000	UGS Capital Corp. II, Senior Notes, 10.380% due 6/1/11 (a)(e)(f)	3,781,000

	Total Software	6,338,675

Specialty Retail — 1.5%
	AutoNation Inc., Senior Notes:
1,050,000	7.045% due 4/15/13 (a)(f)	1,050,000
1,315,000	7.000% due 4/15/14 (a)	1,301,850
2,490,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	2,334,375
915,000	Brookstone Co. Inc., Senior Notes, 12.000% due 10/15/12 (a)	809,775
3,250,000	CSK Auto Inc., Senior Notes, 7.000% due 1/15/14	3,254,062
855,000	EPL Finance Corp., Senior Notes, 11.750% due 11/15/13 (a)	981,113
1,810,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	2,004,575
1,479,000	Flooring America Inc., Senior Notes, Series B, 9.250% due 10/15/07 (b)(c)(d)	0
1,758,000	Jafra Cosmetics International Inc., Senior Subordinated Notes, 10.750% due 5/15/11	1,894,245
3,030,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	2,848,200

	Total Specialty Retail	16,478,195

Textiles, Apparel & Luxury Goods — 0.8%
	Levi Strauss & Co., Senior Notes:
1,775,000	12.250% due 12/15/12	1,970,250
4,600,000	9.750% due 1/15/15	4,623,000
2,225,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	2,236,125

	Total Textiles, Apparel & Luxury Goods	8,829,375

Trading Companies & Distributors — 0.3%
3,115,000	Transdigm Inc., Senior Subordinated Notes, 7.750% due 7/15/14 (a)	3,115,000

Wireless Telecommunication Services — 1.9%
	Centennial Communications Corp., Senior Notes:
2,550,000	10.740% due 1/1/13 (f)	2,613,750
3,550,000	10.125% due 6/15/13	3,754,125
1,750,000	Centennial Communications Corp./Centennial Cellular Operating Co. LLC/Centennial Puerto Rico Operations Corp., Senior Notes, 8.125% due 2/1/14	1,693,125
1,075,000	iPCS Inc., Senior Notes, 11.500% due 5/1/12	1,204,000
	Rogers Wireless Inc.:
3,100,000	Secured Notes, 7.500% due 3/15/15	3,146,500
1,620,000	Senior Subordinated Notes, 8.000% due 12/15/12	1,664,550
3,270,000	Rural Cellular Corp., Senior Notes, 9.875% due 2/1/10	3,380,363
3,725,000	UbiquiTel Operating Co., Senior Notes, 9.875% due 3/1/11	4,069,562

	Total Wireless Telecommunication Services	21,525,975

	TOTAL CORPORATE BONDS & NOTES (Cost — $1,038,173,457)	1,012,633,013

See Notes to Financial Statements.

Salomon Brothers Investment Series 2006 Semi-Annual Report         23

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Face Amount†		Security	Value
ASSET-BACKED SECURITY — 0.0%
Diversified Financial Services — 0.0%
3,210,025		Airplanes Pass-Through Trust, Subordinated Notes, Series D, 10.875% due 3/15/12 (b)(c)(d) (Cost — $3,258,182)	$0
CONVER TIBLE BONDS & NOTES — 0.1%
Semiconductors & Semiconductor Equipment 2— 0.0%
745,000		Amkor Technology Inc., 2.500% due 5/15/11	690,056

Wireless Telecommunication Services — 0.1%
725,000		American Tower Corp., Notes, 5.000% due 2/15/10	724,094

		TOTAL CONVERTIBLE BONDS & NOTES (Cost — $1,112,975)	1,414,150
SOVEREIGN BONDS — 5.6%
Argentina — 0.4%
		Republic of Argentina:
3,850,000	EUR	9.000% due 4/26/06 (c)	1,457,469
949,375		4.889% due 8/3/12 (f)	879,017
3,142,003	ARS	Discount Bonds, 5.830% due 12/31/33 (f)	1,092,735
		GDP Linked Securities:
14,061,495	ARS	0.000% due 12/15/35 (c)(f)	357,950
1,075,000	EUR	0.000% due 12/15/35 (f)	118,481
975,000	EUR	Medium-Term Notes, 9.000% due 5/24/05 (a)(c)	378,443

		Total Argentina	4,284,095

Brazil — 1.1%
		Federative Republic of Brazil:
1,610,000		12.250% due 3/6/30	2,366,700
630,000		11.000% due 8/17/40	780,570
		Collective Action Securities:
6,695,000		8.000% due 1/15/18	7,063,225
2,535,000		8.750% due 2/4/25	2,783,430

		Total Brazil	12,993,925

Colombia — 0.1%
1,155,000		Republic of Colombia, 10.375% due 1/28/33	1,449,525

Ecuador — 0.1%
870,000		Republic of Ecuador, 9.000% due 8/15/30 (a)	841,725

El Salvador — 0.1%
		Republic of El Salvador:
750,000		7.750% due 1/24/23 (a)	798,750
330,000		8.250% due 4/10/32 (a)	346,500

		Total El Salvador	1,145,250

Indonesia — 0.0%
325,000		Republic of Indonesia, 8.500% due 10/12/35 (a)	349,375

See Notes to Financial Statements.

24        Salomon Brothers Investment Series 2006 Semi-Annual Report

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Face Amount†	Security	Value
Mexico — 1.0%
	United Mexican States, Medium-Term Notes:
5,560,000	5.625% due 1/15/17	$5,195,820
	Series A:
700,000	6.375% due 1/16/13	703,500
4,860,000	8.000% due 9/24/22	5,431,050

	Total Mexico	11,330,370

Panama — 0.2%
1,975,000	Republic of Panama, 9.375% due 4/1/29	2,355,188

Peru — 0.2%
1,896,000	Republic of Peru, PDI, 5.000% due 3/7/17 (f)	1,839,120

Philippines — 0.1%
775,000	Republic of the Philippines, 9.500% due 2/2/30	889,041

Russia — 1.5%
	Russian Federation (a):
13,555,000	5.000% due 3/31/30	14,453,019
1,177,786	8.250% due 3/31/10	1,224,897
1,225,000	11.000% due 7/24/18	1,693,563

	Total Russia	17,371,479

South Africa — 0.1%
	Republic of South Africa:
525,000	9.125% due 5/19/09	564,375
1,200,000	6.500% due 6/2/14	1,203,000

	Total South Africa	1,767,375

Turkey — 0.2%
	Republic of Turkey:
564,000	11.500% due 1/23/12	647,895
1,080,000	11.875% due 1/15/30	1,479,600

	Total Turkey	2,127,495

Uruguay — 0.1%
750,000	Republic of Uruguay, Benchmark Bonds, 7.250% due 2/15/11	753,750

Venezuela — 0.4%
	Bolivarian Republic of Venezuela:
1,064,000	Bonds, 5.750% due 2/26/16	949,620
2,645,000	Collective Action Securities, Notes, 10.750% due 9/19/13	3,151,517

	Total Venezuela	4,101,137

	TOTAL SOVEREIGN BONDS (Cost — $59,909,972)	63,598,850

U.S. GOVERNMENT & AGENCY OBLIGATION — 0.1%
U.S. Government Obligation — 0.1%
1,325,000	U.S. Treasury Notes, 4.875% due 5/31/11 (Cost — $1,318,357)	1,311,958

See Notes to Financial Statements.

Salomon Brothers Investment Series 2006 Semi-Annual Report         25

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Shares	Security	Value
COMMON STOCKS — 0.5%
CONSUMER DISCRETIONARY — 0.0%
Household Durables — 0.0%
8,696,430	Home Interiors of Gifts Inc. (b)(d)*	$86,964
29,983	Mattress Discounters Corp. (b)(d)*	0

	TOTAL CONSUMER DISCRETIONARY	86,964

CONSUMER STAPLES — 0.0%
Food Products — 0.0%
2,752	Imperial Sugar Co.	65,277

INDUSTRIALS — 0.1%
Commercial Services & Supplies — 0.1%
172,414	Continental AFA Dispensing Co. (b)(d)*	948,277

Machinery — 0.0%
20	Glasstech Inc. (b)(d)*	0

	TOTAL INDUSTRIALS	948,277

INFORMATION TECHNOLOGY — 0.0%
Computers & Peripherals — 0.0%
40,557	Axiohm Transaction Solutions Inc. (b)(d)*	0

MATERIALS — 0.1%
Chemicals — 0.1%
125,973	Applied Extrusion Technologies Inc., Class A Shares (g)*	818,825

TELECOMMUNICATION SERVICES — 0.3%
Diversified Telecommunication Services — 0.0%
10,212	World Access Inc., Senior Notes*	18

Wireless Telecommunication Services — 0.3%
117,611	American Tower Corp., Class A Shares*	3,660,054

	TOTAL TELECOMMUNICATION SERVICES	3,660,072

	TOTAL COMMON STOCKS (Cost — $10,547,461)	5,579,415

ESCROWED SHARES (d) — 0.0%
4,000,000	Breed Technologies Inc. (b)(c)*	0
2,000,000	Pillowtex Corp.*	0
1,324,028	Vlasic Foods International Inc. (b)(c)*	26,481

	TOTAL ESCROWED SHARES (Cost — $0)	26,481

PREFERRED STOCKS — 0.5%
CONSUMER DISCRETIONARY — 0.4%
Auto Components — 0.1%
33,300	Delphi Trust I, Cumulative Trust Preferred Securities, 8.250% (c)	509,490

Media — 0.3%
2,957	Spanish Broadcasting System Inc., Series B, 10.750% (e)	3,289,662

	TOTAL CONSUMER DISCRETIONARY	3,799,152

See Notes to Financial Statements.

26        Salomon Brothers Investment Series 2006 Semi-Annual Report

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Shares	Security	Value
ENERGY — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
4,482	Chesapeake Energy Corp., 6.250%*	$1,163,684

FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
	TCR Holdings Corp. (b)(d)*:
9,787	Class B Shares, 0.000%	10
5,383	Class C Shares, 0.000%	6
14,191	Class D Shares, 0.000%	14
29,362	Class E Shares, 0.000%	29

	TOTAL FINANCIALS	59

INDUSTRIALS — 0.0%
Machinery — 0.0%
22	Glasstech Inc. (b)(d)*	0

	TOTAL PREFERRED STOCKS (Cost — $4,933,471)	4,962,895

Warrants
WARRANTS — 0.0%
2,240	Brown Jordan International Inc., Expires 8/15/07 (a)(b)*	20
16,537,951	ContiFinancial Corp., Liquidating Trust, Units of Interest (Represents interest in a trust in the liquidation of ContiFinancial Corp. and its affiliates) (b)(c)*	50
1,250	Leap Wireless International Inc., Expires 4/15/10 (a)(b)(d)*	0
3,500	Mattress Discounters Co., Expires 7/15/07 (a)(b)(d)*	0
13,446	Pillowtex Corp., Expires 11/24/09 (b)(d)*	0
2,500	UbiquiTel Inc., Expires 4/15/10 (a)(b)(d)*	25
	United Mexican States*:
25,000	Series XW05, Expires 11/9/06	66,250
20,250	Series XW10, Expires 10/10/06	87,075
19,000	Series XW20, Expires 9/1/06	114,000

	TOTAL WARRANTS (Cost — $489,728)	267,420

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,119,743,603)	1,089,794,182

Face Amount
SHORT-TERM INVESTMENTS — 4.2%
Repurchase Agreement — 4.1%
$46,620,000	Merrill Lynch, Pierce, Fenner & Smith Inc. tri-party repurchase agreement, dated 6/30/06, 5.150% due 7/3/06; Proceeds at maturity — $46,640,008; (Fully collateralized by Federal National Mortgage Discount Note, zero coupon bonds, due 9/6/06 to 10/9/19; Market value — $47,553,244) (Cost — $46,620,000) (h)	46,620,000

See Notes to Financial Statements.

Salomon Brothers Investment Series 2006 Semi-Annual Report         27

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Shares	Security	Value
Securities Purchased from Securities Lending Collateral — 0.1%
992,824	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $992,824)	$992,824

	TOTAL SHORT-TERM INVESTMENTS (Cost — $47,612,824)	47,612,824
	TOTAL INVESTMENTS — 100.7% (Cost — $1,167,356,427#)	1,137,407,006
	Liabilities in Excess of Other Assets — (0.7)%	(7,855,955)

	TOTAL NET ASSETS — 100.0%	$1,129,551,051

*	Non-income producing security.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.
(b)	Illiquid security.
(c)	Security is currently in default.
(d)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2006.
(g)	All or a portion of this security is on loan (See Notes 1 and 3).
(h)	All or a portion of this security is segregated for extended settlements.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARS	— Argentine Peso
EUR	— Euro
GDP	— Gross Domestic Product
PDI	— Past Due Interest

See Notes to Financial Statements.

28        Salomon Brothers Investment Series 2006 Semi-Annual Report

Schedules of Investments (June 30, 2006) (unaudited) (continued)

SALOMON BROTHERS SHORT/INTERMEDIATE U.S. GOVERNMENT FUND

Face Amount	Security	Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 49.5%
U.S. Government Agencies — 2.4%
$500,000	Federal Home Loan Bank (FHLB), Senior Notes, 5.800% due 9/2/08	$502,428
2,000,000	Federal National Mortgage Association (FNMA), Notes, 4.503% due 2/17/09 (a)	1,943,760

	Total U.S. Government Agencies	2,446,188

U.S. Government Obligations — 47.1%
	U.S. Treasury Notes (b):
6,500,000	2.875% due 11/30/06	6,439,069
10,000,000	3.375% due 2/15/08	9,722,660
12,300,000	3.375% due 11/15/08	11,820,497
1,500,000	3.500% due 11/15/09	1,426,232
1,000,000	5.750% due 8/15/10 (c)	1,024,883
4,000,000	4.000% due 2/15/14	3,717,188
4,000,000	4.000% due 2/15/15	3,687,188
9,500,000	4.250% due 8/15/15	8,891,781

	Total U.S. Government Obligations	46,729,498

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $50,761,615)	49,175,686

ASSET-BACKED SECURITIES (a) — 12.7%
Credit Card — 1.0%
1,000,000	Capital One Multi-Asset Execution Trust, Series 2004-A2, Class A2, 5.289% due 1/17/12	1,002,851

Home Equity — 10.7%
874,175	Ace Securities Corp., Series 2006-GP1, Class A, 5.223% due 2/25/31	874,704
	Countrywide Home Equity Loan Trust:
934,600	Series 2004-I, Class A, 5.489% due 2/15/34	938,059
1,000,000	Series 2006-E, Class 2A, 5.351% due 7/15/36	1,000,000
1,000,000	GMAC Mortgage Corp. Loan Trust, Series 2006-HE1, Class A, 5.533% due 11/25/36	1,000,602
1,000,000	GSAMP Trust, Series 2006-S4, Class A1, 5.240% due 5/25/36	1,000,000
875,517	Indymac Seconds Asset Backed Trust, Series 2006-A, Class A, 5.211% due 6/25/36	876,047
	Morgan Stanley ABS Capital I:
376,340	Series 2005-WMC2, Class A1MZ, 5.573% due 2/25/35	376,751
793,347	Series 2005-WMC4, Class A1MZ, 5.583% due 4/25/35	795,681
1,000,000	Morgan Stanley Ixis Real Estate Capital Trust, Series 2006-1, Class 1A, 5.380% due 7/25/36	1,000,000
	SACO I Trust:
868,037	Series 2006-6, Class A, 5.453% due 6/25/36	868,579
900,000	Series 2006-7, Class A1, 5.480% due 7/25/36	900,000
1,000,000	Structured Asset Securities Corp., Series 2006-ARS1, Class A1, 5.433% due 2/25/36 (d)	1,000,000

	Total Home Equity	10,630,423

See Notes to Financial Statements.

Salomon Brothers Investment Series 2006 Semi-Annual Report         29

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Face Amount†	Security	Value
Student Loan — 1.0%
$1,000,000	SLM Student Loan Trust, Series 2006-5, Class A2, 5.429% due 7/25/17	$1,000,000

	TOTAL ASSET-BACKED SECURITIES (Cost — $12,629,314)	12,633,274

COLLATERALIZED MORTGAGE OBLIGATIONS — 16.6%
	Countrywide Alternative Loan Trust:
565,435	Series 2005-17, Class 1A1, 5.583% due 7/25/35 (a)	567,505
	Series 2006-OA9:
898,996	Class 1A1, 5.467% due 7/20/46 (a)	899,092
896,992	Class 2A1B, 5.467% due 7/20/46 (a)	897,089
1,000,000	Series 2006-OA11, Class A4, 5.457% due 9/25/46 (a)	1,000,000
	Federal Home Loan Mortgage Corp. (FHLMC):
121,832	Series 2525, Class AM, 4.500% due 4/15/32	105,317
1,972,853	Series 2638, Class DI, PAC IO, 5.000% due 5/15/23	343,697
429,955	Series 2670, Class IT, PAC IO, 5.000% due 12/15/09	1,291
2,407,097	Series 2686, Class QI, PAC IO, 5.500% due 1/15/23	108,700
	Federal National Mortgage Association (FNMA):
267,019	ACES, Series 1998-M4, Class C, 6.527% due 5/25/30	267,979
820,669	Whole Loan, Series 2003-W19, Class 2A, 5.195% due 6/25/33 (a)	829,158
718,593	Government National Mortgage Association (GNMA), Series 2003-79, Class PW, PAC, 5.500% due 5/20/09	716,193
920,689	Impac Secured Assets Corp., Series 2005-2, Class A1, 5.643% due 3/25/36 (a)	923,223
887,987	Luminent Mortgage Trust, Series 2006-4, Class A1A, 5.513% due 5/25/46 (a)	887,987
173,846	MASTR Adjustable Rate Mortgage Trust, Series 2004-15, Class 1A1, 4.607% due 12/25/34 (a)	173,130
	Morgan Stanley Mortgage Loan Trust:
807,868	Series 2006-4SL, Class A1, 5.473% due 3/25/36 (a)	808,606
883,718	Series 2006-8AR, Class 1A2, 5.393% due 6/25/36 (a)	883,718
1,000,000	Novastar Mortgage-Backed Notes, Series 2006-MTA1, Class 2A1A, 5.335% due 9/25/46 (a)	1,000,000
620,725	Opteum Mortgage Acceptance Corp., Series 2006-1, Class 1A1A, 5.413% due 4/25/36 (a)	620,653
1,000,000	Structured Asset Mortgage, Series 2006-AR61, Class A1, 0.000% due 7/25/36	1,000,000
	Thornburg Mortgage Securities Trust, Series 2006-3:
900,000	Class A1, 5.290% due 6/25/36 (a)	899,893
900,000	Class A2, 5.290% due 6/25/36 (a)	899,887
900,000	Class A3, 5.290% due 6/25/36 (a)	899,893
838,092	Washington Mutual Inc., Series 2005-AR17, Class A1A1, 5.593% due 12/25/45 (a)	841,005
900,000	Zuni Mortgage Loan Trust, Series 2006-OA1, Class A1, 5.407% due 8/25/36 (a)	900,000

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $16,442,029)	16,474,016

See Notes to Financial Statements.

30        Salomon Brothers Investment Series 2006 Semi-Annual Report

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Security	Value
MORTGAGE-BACKED SECURITIES — 48.1%
FHLMC — 5.4%
	Federal Home Loan Mortgage Corp. (FHLMC):
$908	11.750% due 7/1/15	$979
39,532	8.000% due 7/1/20	41,111
1,796,689	9.500% due 1/1/21	1,938,540
632,198	5.713% due 7/1/32 (a)	627,111
2,255,082	5.000% due 8/1/33	2,116,877
	Gold:
1,866	7.500% due 5/1/07	1,880
344,974	6.000% due 7/1/10-7/1/29	341,403
67,256	7.000% due 5/1/11-8/1/11	68,597
969	8.250% due 4/1/17	1,022
11,244	8.000% due 12/1/19	11,686
200,000	5.000% due 7/13/36 (e)(f)	186,812

	TOTAL FHLMC	5,336,018

FNMA — 34.1%
	Federal National Mortgage Association (FNMA):
1,170,465	6.000% due 9/1/11-1/1/33	1,157,074
41,162	12.500% due 9/1/15-1/1/16	45,152
58,165	12.000% due 1/1/16	63,855
696,429	8.500% due 8/1/19-11/1/31	742,739
977	11.500% due 9/1/19	1,065
13,097	10.500% due 8/1/20	14,621
12,700,000	5.000% due 7/18/21-7/13/36 (e)(f)	11,944,812
12,500,000	5.500% due 7/18/21-7/13/36 (e)(f)	12,081,092
7,130,000	6.000% due 8/17/21-7/13/36 (e)(f)	7,039,428
222,627	7.000% due 1/1/25	228,377
23,348	7.500% due 7/1/30-9/1/30	24,196
500,000	6.500% due 7/13/36 (e)(f)	502,656

	TOTAL FNMA	33,845,067

GNMA — 8.6%
	Government National Mortgage Association (GNMA):
320,200	8.500% due 6/15/25	346,064
8,500,000	5.500% due 7/20/36 (e)(f)	8,239,687

	TOTAL GNMA	8,585,751

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $49,147,956)	47,766,836
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $128,980,914)	126,049,812

See Notes to Financial Statements.

Salomon Brothers Investment Series 2006 Semi-Annual Report         31

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Face Amount†	Security	Value
SHORT-TERM INVESTMENT — 14.3%
Repurchase Agreement — 14.3%
$14,184,000	Merrill Lynch, Pierce, Fenner & Smith Inc. tri-party repurchase agreement, dated 6/30/06, 5.150% due 7/3/06; Proceeds at maturity — $14,190,087; (Fully collateralized by Federal National Mortgage Discount Note, zero coupon bonds, due 9/6/06; Market value — $14,470,312) (Cost — $14,184,000) (b)	$14,184,000
	TOTAL INVESTMENTS — 141.2% (Cost — $143,164,914#)	140,233,812
	Liabilities in Excess of Other Assets — (41.2)%	(40,951,947)

	TOTAL NET ASSETS — 100.0%	$99,281,865

(a)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2006.
(b)	All or a portion of this security is segregated for open futures contracts, extended settlements, TBA’s and/or mortgage dollar rolls.
(c)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.
(e)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).
(f)	All or a portion of this security was acquired under a mortgage dollar roll agreement (See Notes 1 and 3).
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ABS	— Asset-backed Securities
GMAC	— General Motors Acceptance Corp
IO	— Interest Only
MASTR	— Mortgage Asset Securitization Transactions Inc.
PAC	— Planned Amortization Cost

See Notes to Financial Statements.

32        Salomon Brothers Investment Series 2006 Semi-Annual Report

Schedules of Investments (June 30, 2006) (unaudited) (continued)

SALOMON BROTHERS STRATEGIC BOND FUND

Face Amount†	Security	Value
MORTGAGE-BACKED SECURITIES — 40.4%
FHLMC — 0.1%
	Federal Home Loan Mortgage Corp. (FHLMC), Gold:
823	6.000% due 10/1/10	$823
133,245	7.000% due 7/1/11-8/1/30	137,486

	Total FHLMC	138,309

FNMA — 32.3%
	Federal National Mortgage Association (FNMA):
18,000,000	5.000% due 7/18/21-8/14/36 (a)(b)	16,941,875
23,000,000	5.500% due 7/18/21-8/14/36 (a)(b)	22,257,371
33,626	6.500% due 2/1/26-3/1/26	33,984
8,088	8.000% due 2/1/31	8,539
7,100,000	6.000% due 7/13/36 (a)(b)	6,989,062

	Total FNMA	46,230,831

GNMA — 8.0%
	Government National Mortgage Association (GNMA) (a)(b):
4,000,000	5.000% due 7/20/36	3,786,248
7,700,000	6.000% due 7/20/36	7,637,437

	Total GNMA	11,423,685

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $59,449,289)	57,792,825
ASSET-BACKED SECURITIES — 14.2%
Diversified Financial Services — 0.0%
493,850	Airplanes Pass-Through Trust, Subordinated Notes, Series D, 10.875% due 3/15/19 (c)(d)(e)	0

Home Equity — 12.8%
1,526,295	ACE Securities Corp., Series 2006-SL2, Class A, 5.493% due 1/25/36 (f)(g)	1,527,627
490,000	Ameriquest Mortgage Securities Inc., Series 2004-R11, Class M5, 6.523% due 11/25/34 (f)(g)	500,621
306,136	Amortizing Residential Collateral Trust, Series 2002-BC6, Class M2, 6.523% due 8/25/32 (f)	308,106
1,487,091	Argent Securities Inc., Series 2006-W4, Class A2A, 5.383% due 5/25/36 (f)(g)	1,487,991
473,066	Asset-Backed Securities Corp., Home Loan Equity Trust, Series 2003-HE2, Class M2, 7.099% due 4/15/33 (f)(g)	474,863
1,302,855	Bayview Financial Acquisition Trust, Series 2006-B, Class 2A1, 5.451% due 4/28/36 (f)(g)	1,303,263
	Countrywide Asset-Backed Certificates:
650,000	Series 2004-05, Class M4, 6.573% due 6/25/34 (f)(g)	660,918
992,546	Series 2005-17, Class-1AF1, 5.523% due 5/25/36 (f)(g)	993,841
1,484,457	Countrywide Home Equity Loan Trust, Series 2006-D, Class 2A, 5.379% due 5/15/36 (f)(g)	1,485,280
920,000	First Franklin Mortgage Loan Trust, Series 2005-FF1, Class-A2B, 5.543% due 12/25/34 (f)(g)	921,076

See Notes to Financial Statements.

Salomon Brothers Investment Series 2006 Semi-Annual Report         33

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Face Amount†	Security	Value
Home Equity — 12.8% (continued)
400,841	Green Tree Financial Corp., Series 1997-6, Class A8, 7.070% due 1/15/29 (g)	$406,296
1,314,547	GSAMP Trust, Series 2006-S2, Class A2, 5.423% due 1/25/36 (f)(g)	1,315,344
1,678,109	GSRPM Mortgage Loan Trust, Series 2006-1, Class A1, 5.623% due 3/25/35 (f)(h)	1,678,109
1,470,862	Indymac Home Equity Loan Asset-Backed Trust, Series 2006-H1, Class A, 5.493% due 4/25/36 (f)(g)	1,471,763
1,550,228	IXIS Real Estate Capital Trust, Series 2006-HE2, Class A1, 5.383% due 8/25/36 (f)(g)	1,551,168
63,906	Merrill Lynch Mortgage Investors Inc., Series 2005-WM1N, Class N1, 5.000% due 9/25/35 (h)	63,580
490,000	Novastar Home Equity Loan, Series 2004-01, Class M4, 6.298% due 6/25/34 (f)(g)	494,317
78,746	Residential Asset Securities Corp., Series 2002-KS2, Class MII2, 6.423% due 4/25/32 (f)	78,830
1,495,283	SACO I Trust, Series 2006-4, Class A1, 5.493% due 3/25/36 (f)(g)	1,496,342
	Sail Net Interest Margin Notes:
9,390	Series 2003-003, Class A, 7.750% due 4/27/33 (h)	8,646
30,783	Series 2004-2A, Class A, 5.500% due 3/27/34 (h)	21,838

	Total Home Equity	18,249,819

Manufactured Housing — 0.4%
612,197	Mid-State Trust, Series 6, Class A1, 7.340% due 7/1/35 (g)	636,883

Other — 0.0%
1,104,898	Varick Structured Asset Fund Ltd., Series 1A, Class B1, 2.511% due 11/1/35 (c)(d)(e)(f)(h)	0

Student Loan — 1.0%
1,501,160	First Horizon ABS Trust, Series 2006-HE1, Class A, 5.483% due 10/25/34 (f)(g)	1,501,085

	TOTAL ASSET-BACKED SECURITIES (Cost — $21,524,220)	20,387,787

COLLATERALIZED MORTGAGE OBLIGATIONS — 27.0%
1,550,567	American Home Mortgage Investment Trust, Series 2005-1, Class 6A, 5.294% due 6/25/45 (f)(g)	1,522,253
740,000	Banc of America Commercial Mortgage Inc., 4.668% due 7/10/43 (g)	679,428
836,204	Banc of America Mortgage Securities, Series 2005-H, Class 2A1, 4.820% due 9/25/35 (f)(g)	813,770
675,000	Commercial Mortgage Asset Trust, Series 1999-C1, Class C, 7.350% due 1/17/32 (g)	731,797
	Commercial Mortgage Pass-Through Certificates:
745,645	Series 2001-J2A, Class A1, 5.447% due 7/16/34 (g)(h)	738,817
252,262	Series 2003-FL9, Class E, 6.199% due 11/15/15 (f)(h)	252,696
	Countrywide Alternative Loan Trust:
1,455,683	Series 2005-59, Class 1A1, 5.597% due 11/20/35 (f)(g)	1,461,940
1,866,215	Series 2005-72, Class A1, 5.593% due 1/25/36 (f)(g)	1,869,251
1,485,231	Series 2005-IM1, Class A1, 5.623% due 11/25/35 (f)(g)	1,492,833
1,576,826	Series 2006-OA6, Class 1A1A, 5.533% due 7/25/46 (f)(g)	1,576,983

See Notes to Financial Statements.

34        Salomon Brothers Investment Series 2006 Semi-Annual Report

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Face Amount†	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 27.0% (continued)
	Downey Savings and Loan Association Mortgage Loan Trust:
1,286,845	Series 2005-AR2, Class 2A1A, 5.462% due 3/19/45 (f)(g)	$1,289,183
	Series 2006-AR1:
1,530,582	Class 1A1A, 5.063% due 3/19/36 (f)(g)	1,530,582
1,530,582	Class 1A1B, 5.063% due 3/19/47 (f)(g)	1,530,582
156,486	FHLMC, Series 1103, Class N, IO, 1,156.500% due 6/15/21	3,677
6,424	FNMA, Series 1989-17, Class E, 10.400% due 4/25/19	6,897
16,041,864	First Union National Bank Commercial Mortgage, Series 2000-C1, Class IO, 0.776% due 5/17/32 (f)(g)	406,220
	GSR Mortgage Loan Trust:
1,332,035	Series 2005-AR5, Class 1A1, 4.606% due 10/25/35 (f)(g)	1,313,324
1,584,384	Series 2006-AR1, Class 2A2, 5.197% due 1/25/36 (f)(g)	1,566,051
1,759,408	Harborview Mortgage Loan Trust, Series 2004-11, Class 3A1A, 5.602% due 1/19/35 (f)(g)	1,766,792
1,256,692	Impac CMB Trust, Series 2005-5, Class A1, 5.643% due 8/25/35 (f)(g)	1,258,843
	Indymac Index Mortgage Loan Trust:
1,471,405	Series 2005-AR1, Class 1A1, 5.286% due 3/25/35 (f)(g)	1,467,497
1,570,834	Series 2006-AR4, Class A1A, 5.533% due 5/25/46 (f)(g)	1,570,834
1,190,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A4, 5.814% due 6/12/43 (f)(g)	1,181,042
915,732	Merit Securities Corp., Series 11PA, Class B2, 6.841% due 9/28/32 (f)(h)	783,631
1,618,329	Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3, 5.912% due 3/25/36 (f)(g)	1,614,296
	Structured Asset Mortgage Investments Inc.:
691,926	Series 2005-AR3, Class 2A1, 6.513% due 8/25/35 (f)(g)	705,329
	Series 2006-AR5:
2,076,676	Class 1A1, 5.533% due 5/25/36 (f)(g)	2,073,812
1,100,000	Class 2A1, 5.533% due 5/25/36 (f)(g)	1,098,448
976,693	Thornburg Mortgage Securities Trust, Series 2005-4, Class A3, 5.553% due 12/25/35 (f)(g)	976,302
	Washington Mutual Inc.:
1,955,549	Series 2005-AR17, Class A1A1, 5.593% due 12/25/45 (f)(g)	1,962,345
1,385,584	Series 2005-AR19, Class A1A2, 5.613% due 12/25/45 (f)(g)	1,390,997
1,300,000	Series 2006-AR6, Class 2A1, 5.997% due 8/25/36 (f)(g)	1,297,968
666,284	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR8, Class 2A3, 5.240% due 4/25/36 (f)(g)	657,979

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $38,694,844)	38,592,399

CORPORATE BONDS & NOTES — 36.0%
Aerospace & Defense — 0.2%
100,000	DRS Technologies Inc., Senior Subordinated Notes, 7.625% due 2/1/18	100,000
250,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	255,000

	Total Aerospace & Defense	355,000

Airlines — 0.0%
26,943	Continental Airlines Inc., Pass-Through Certificates, Series 1998-1, Class C, 6.541% due 9/15/08	25,545

See Notes to Financial Statements.

Salomon Brothers Investment Series 2006 Semi-Annual Report         35

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Face Amount†	Security	Value
Automobiles — 0.9%
650,000	DaimlerChrysler North America Holding Corp., Notes, 4.050% due 6/4/08 (g)	$628,741
	Ford Motor Co.:
	Debentures:
50,000	6.625% due 10/1/28	34,750
25,000	8.900% due 1/15/32	20,063
590,000	Notes, 7.450% due 7/16/31 (g)	429,225
	General Motors Corp., Senior Debentures:
290,000	8.250% due 7/15/23	229,825
10,000	8.375% due 7/15/33	8,100

	Total Automobiles	1,350,704

Building Products — 0.2%
325,000	Associated Materials, Inc., Senior Discount Notes, step bond to yield 10.628% due 3/1/14	197,437
75,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	72,938

	Total Building Products	270,375

Capital Markets — 1.6%
130,000	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14	141,700
350,000	Goldman Sachs Group Inc., Notes, 4.500% due 6/15/10	334,921
150,000	Lehman Brothers Holdings E-Capital Trust I, Notes, 5.954% due 8/19/65 (f)	150,137
1,000,000	Lehman Brothers Holdings Inc., Medium-Term Notes, Series H, 4.500% due 7/26/10 (g)	956,165
690,000	Morgan Stanley, Notes, 3.625% due 4/1/08 (g)	668,041
80,000	Morgan Stanley Bank AG for OAO Gazprom, Loan Participation Notes, 9.625% due 3/1/13 (h)	91,832

	Total Capital Markets	2,342,796

Chemicals — 0.8%
150,000	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11	161,812
209,000	Huntsman International LLC, Senior Subordinated Notes, 10.125% due 7/1/09	213,180
200,000	Lyondell Chemical Co., Senior Secured Notes, 11.125% due 7/15/12	218,000
125,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	134,844
150,000	Millennium America Inc., Senior Notes, 9.250% due 6/15/08	154,500
	Rhodia SA:
125,000	Senior Notes, 7.625% due 6/1/10	124,375
118,000	Senior Subordinated Notes, 8.875% due 6/1/11	118,148

	Total Chemicals	1,124,859

Commercial Banks — 1.6%
350,000	Glitnir Banki HF, Subordinated Notes, 6.693% due 6/15/16 (f)(h)	348,358
230,000	Resona Preferred Global Securities Cayman Ltd., 7.191% due 7/30/15 (f)(h)	231,086
250,000	Shinsei Finance Cayman Ltd., Bonds, 6.418% due 7/20/16 (f)(h)	235,214
810,000	Wachovia Corp., Subordinated Notes, 5.250% due 8/1/14 (g)	773,792
780,000	Wells Fargo & Co., Senior Notes, 4.200% due 1/15/10 (g)	745,983

	Total Commercial Banks	2,334,433

See Notes to Financial Statements.

36        Salomon Brothers Investment Series 2006 Semi-Annual Report

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Face Amount†	Security	Value
Commercial Services & Supplies — 0.6%
	Allied Waste North America Inc., Senior Notes, Series B:
25,000	8.500% due 12/1/08	$26,000
150,000	9.250% due 9/1/12	159,750
100,000	7.250% due 3/15/15	96,000
150,000	Brand Services Inc., Senior Notes, 12.000% due 10/15/12	169,875
75,000	Corrections Corporation of America, Senior Subordinated Notes, 6.250% due 3/15/13	70,875
400,000	Waste Management Inc., 6.375% due 11/15/12 (g)	408,587

	Total Commercial Services & Supplies	931,087

Communications Equipment — 0.2%
375,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	320,625

Computers & Peripherals — 0.1%
45,000	Seagate Technology HDD Holdings, Senior Notes, 8.000% due 5/15/09	46,350
100,000	SunGard Data Systems Inc., Senior Notes, 9.125% due 8/15/13 (h)	104,250

	Total Computers & Peripherals	150,600

Consumer Finance — 4.1%
	Ford Motor Credit Co.:
	Notes:
700,000	7.375% due 10/28/09 (g)	647,636
725,000	7.875% due 6/15/10 (g)	669,354
	Senior Notes:
1,000,000	5.800% due 1/12/09 (g)	914,084
280,075	10.486% due 6/15/11 (f)(h)	281,356
	General Motors Acceptance Corp.:
30,000	Bonds, 8.000% due 11/1/31	28,911
120,000	Medium-Term Notes, 4.375% due 12/10/07	115,146
	Notes:
1,150,000	6.125% due 8/28/07 (g)	1,138,281
1,000,000	5.625% due 5/15/09 (g)	951,773
15,000	7.250% due 3/2/11	14,557
650,000	6.875% due 9/15/11 (g)	620,866
325,000	6.750% due 12/1/14	302,337
120,000	Senior Notes, 5.850% due 1/14/09	115,075

	Total Consumer Finance	5,799,376

Containers & Packaging — 0.6%
125,000	Berry Plastics Corp., Senior Subordinated Notes, 10.750% due 7/15/12	135,938
	Graphic Packaging International Corp.:
100,000	Senior Notes, 8.500% due 8/15/11	100,250
50,000	Senior Subordinated Notes, 9.500% due 8/15/13	49,750
74,000	Jefferson Smurfit Corp., Senior Notes, 8.250% due 10/1/12	69,745
125,000	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12	129,375
275,000	Owens-Illinois Inc., Senior Notes, 7.350% due 5/15/08	278,437
25,000	Pliant Corp., Senior Secured Second Lien Notes, 11.125% due 9/1/09 (c)	26,500
75,000	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10	29,625

	Total Containers & Packaging	819,620

See Notes to Financial Statements.

Salomon Brothers Investment Series 2006 Semi-Annual Report         37

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Face Amount†	Security	Value
Diversified Consumer Services — 0.1%
100,000	Hertz Corp., Senior Notes, 8.875% due 1/1/14 (h)	$103,000

Diversified Financial Services — 4.5%
260,000	Aiful Corp., Notes, 5.000% due 8/10/10 (h)	247,457
143,000	Alamosa Delaware Inc., Senior Notes, 11.000% due 7/31/10	157,300
830,000	Bank of America Corp., Subordinated Notes, 7.400% due 1/15/11 (g)	883,982
170,000	Credit Suisse First Boston USA Inc., Notes, 4.875% due 8/15/10	164,923
870,000	General Electric Capital Corp., Medium-Term Notes, Series A, 4.125% due 9/1/09 (g)	833,932
850,000	HSBC Finance Corp., Notes, 4.625% due 1/15/08 (g)	838,161
100,000	ILFC E-Capital Trust I, 5.900% due 12/21/65 (f)(h)	97,574
322,557	Iowa Select Farm LP, Secured Notes, 6.500% due 12/1/12 (h)	161,279
	JPMorgan Chase & Co., Subordinated Notes:
700,000	6.625% due 3/15/12 (g)	725,637
450,000	5.125% due 9/15/14 (g)	425,744
1,762,000	Targeted Return Index Securities (TRAINS), Secured Notes, Series HY-1-2006, 7.548% due 5/1/16 (h)	1,729,704
100,000	Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 9.378% due 10/1/15	71,000
75,000	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	75,188

	Total Diversified Financial Services	6,411,881

Diversified Telecommunication Services — 2.2%
450,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16 (g)	425,487
200,000	Insight Midwest LP/Insight Capital Inc., Senior Notes, 10.500% due 11/1/10	209,500
150,000	Intelsat Ltd., Senior Discount Notes, step bond to yield 9.207% due 2/1/15 (h)	104,250
50,000	Intelsat Subsidiary Holding Co., Ltd., Senior Notes, 9.614% due 1/15/12 (f)	50,750
310,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	329,104
	Qwest Communications International Inc., Senior Notes:
67,000	7.500% due 2/15/14	65,660
166,000	Series B, 7.500% due 2/15/14	162,680
	Qwest Corp., Debentures:
30,000	7.500% due 6/15/23	28,275
137,000	6.875% due 9/15/33	119,190
675,000	Telecom Italia Capital SA, Notes, 5.250% due 10/1/15 (g)	612,045
1,000,000MXN	Telefonos de Mexico SA de CV, Senior Notes, 8.750% due 1/31/16	82,037
970,000	Verizon Florida Inc., Senior Notes, Series F, 6.125% due 1/15/13 (g)	948,671

	Total Diversified Telecommunication Services	3,137,649

Electric Utilities — 1.2%
450,000	Exelon Corp., Bonds, 5.625% due 6/15/35	396,060
	FirstEnergy Corp., Notes:
240,000	Series B, 6.450% due 11/15/11	244,479
520,000	Series C, 7.375% due 11/15/31 (g)	559,539
250,000	Mirant Americas Generation LLC, Senior Notes, 9.125% due 5/1/31 (c)	243,750
250,000	Pacific Gas & Electric Co., First Mortgage Bonds, 6.050% due 3/1/34	236,720

	Total Electric Utilities	1,680,548

See Notes to Financial Statements.

38        Salomon Brothers Investment Series 2006 Semi-Annual Report

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Face Amount†	Security	Value
Energy Equipment & Services — 0.0%
66,000	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.625% due 11/1/14	$63,360

Food Products — 0.2%
	Dole Food Co. Inc., Senior Notes:
100,000	7.250% due 6/15/10	90,000
50,000	8.875% due 3/15/11	47,125
150,000	Pinnacle Foods Holding Corp., Senior Subordinated Notes, 8.250% due 12/1/13	148,125

	Total Food Products	285,250

Health Care Providers & Services — 0.8%
125,000	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13	131,719
75,000	Community Health Systems Inc., Senior Subordinated Notes, 6.500% due 12/15/12	71,531
65,000	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	62,725
125,000	Extendicare Health Services Inc., Senior Notes, 9.500% due 7/1/10	131,094
250,000	HCA Inc., Senior Notes, 5.750% due 3/15/14	224,797
150,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	147,750
75,000	Omnicare Inc., Senior Subordinated Notes, 6.875% due 12/15/15	71,625
	Tenet Healthcare Corp., Senior Notes:
150,000	7.375% due 2/1/13	137,625
25,000	9.875% due 7/1/14	25,125
50,000	9.250% due 2/1/15 (h)	49,250
100,000	6.875% due 11/15/31	80,500

	Total Health Care Providers & Services	1,133,741

Hotels, Restaurants & Leisure — 1.2%
25,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.875% due 9/15/08	26,313
75,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	75,562
100,000	Chumash Casino & Resort Enterprise, Senior Notes, 9.000% due 7/15/10 (h)	104,875
150,000	Gaylord Entertainment Co., Senior Notes, 6.750% due 11/15/14	141,375
150,000	Herbst Gaming Inc., Senior Subordinated Notes, 7.000% due 11/15/14	143,250
125,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	116,562
275,000	MGM MIRAGE Inc., Senior Notes, 6.750% due 9/1/12	266,062
	Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
75,000	7.125% due 8/15/14	72,938
75,000	6.875% due 2/15/15	71,063
75,000	Penn National Gaming Inc., Senior Subordinated Notes, 6.750% due 3/1/15	70,313
125,000	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.250% due 3/15/12	125,937
75,000	Scientific Games Corp., Senior Subordinated Notes, 6.250% due 12/15/12	70,500
150,000	Station Casinos Inc., Senior Subordinated Notes, 6.625% due 3/15/18	136,500
275,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (h)	279,125

	Total Hotels, Restaurants & Leisure	1,700,375

Household Durables — 0.3%
500,000	Holt Group Inc., Senior Notes, 9.750% due 1/15/06 (c)(d)(e)	0
100,000	Interface Inc., Senior Notes, 10.375% due 2/1/10	109,875
100,000	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	100,500
163,000	Tempur-Pedic Inc./Tempur Production USA Inc., Senior Subordinated Notes, 10.250% due 8/15/10	172,780

	Total Household Durables	383,155

See Notes to Financial Statements.

Salomon Brothers Investment Series 2006 Semi-Annual Report         39

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Face Amount†	Security	Value
Household Products — 0.0%
24,000	Spectrum Brands Inc., Senior Subordinated Notes, 7.375% due 2/1/15	$19,620

Independent Power Producers & Energy Traders — 1.2%
	AES Corp., Senior Notes:
250,000	8.750% due 6/15/08	259,375
25,000	7.750% due 3/1/14	25,250
100,000	Calpine Generating Co. LLC, Senior Secured Notes, 11.169% due 4/1/11 (c)	105,250
625,000	Duke Energy Corp., Senior Notes, 4.200% due 10/1/08 (g)	604,033
25,000	Dynegy Holdings Inc., Senior Debentures, 7.125% due 5/15/18	22,000
150,000	Edison Mission Energy, Senior Notes, 7.730% due 6/15/09	152,250
	NRG Energy Inc., Senior Notes:
50,000	7.250% due 2/1/14	48,875
235,000	7.375% due 2/1/16	229,713
	TXU Corp., Senior Notes:
80,000	Series P, 5.550% due 11/15/14	72,961
110,000	Series R, 6.550% due 11/15/34	97,183
80,000	TXU Electric Delivery Co., Senior Secured Notes, 6.375% due 1/15/15	80,316

	Total Independent Power Producers & Energy Traders	1,697,206

Industrial Conglomerates — 0.6%
125,000	Moll Industries Inc., Senior Subordinated Notes, 10.500% due 7/1/08 (c)(d)(e)	0
100,000	Sequa Corp., Senior Notes, 9.000% due 8/1/09	106,000
	Tyco International Group SA, Notes:
625,000	6.125% due 11/1/08 (g)	629,090
190,000	6.000% due 11/15/13	188,509
	Total Industrial Conglomerates	923,599
IT Services — 0.3%
400,000	Electronic Data Systems Corp., 7.125% due 10/15/09 (g)	413,400
10,000	Iron Mountain Inc., Senior Subordinated Notes, 8.625% due 4/1/13	10,050

	Total IT Services	423,450

Machinery — 0.3%
	Case New Holland Inc., Senior Notes:
25,000	9.250% due 8/1/11	26,438
50,000	7.125% due 3/1/14 (h)	48,000
125,000	Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12	135,000
150,000	Terex Corp., Senior Subordinated Notes, Series B, 10.375% due 4/1/11	159,375

	Total Machinery	368,813

Media — 4.1%
25,000	AMC Entertainment Inc., Senior Subordinated Notes, 11.000% due 2/1/16	26,875
150,000	Cadmus Communications Corp., Senior Subordinated Notes, 8.375% due 6/15/14	149,250
131,473	CanWest Media Inc., Senior Subordinated Notes, 8.000% due 9/15/12	130,816
100,000	CCH I Holdings LLC/CCH I Holdings Capital Corp., Senior Accreting Notes, step bond to yield 17.441% due 1/15/15	53,500
571,000	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15 (g)	502,480
525,000	Comcast Cable Communications Holdings Inc., Notes, 8.375% due 3/15/13 (g)	583,842

See Notes to Financial Statements.

40        Salomon Brothers Investment Series 2006 Semi-Annual Report

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Face Amount†	Security	Value
Media — 4.1% (continued)
310,000	Comcast Corp., Notes, 6.500% due 1/15/15	$312,937
	CSC Holdings Inc.:
125,000	Debentures, Series B, 8.125% due 8/15/09	127,812
	Senior Notes:
100,000	6.750% due 4/15/12 (h)	97,000
25,000	Series B, 8.125% due 7/15/09	25,563
25,000	Dex Media Inc., Discount Notes, step bond to yield 15.678% due 11/15/13	21,188
244,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, Series B, 9.875% due 8/15/13	265,654
179,000	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13	188,397
300,000	EchoStar DBS Corp., Senior Notes, 7.125% due 2/1/16 (h)	290,250
75,000	Interep National Radio Sales Inc., Senior Subordinated Notes, Series B, 10.000% due 7/1/08	63,375
800,000	Liberty Media Corp., Senior Notes, 7.875% due 7/15/09 (g)	832,222
225,000	LodgeNet Entertainment Corp., Senior Subordinated Notes, 9.500% due 6/15/13	240,750
200,000	Mediacom LLC/Mediacom Capital Corp., Senior Notes, 9.500% due 1/15/13	200,000
675,000	News America Inc., Notes, 5.300% due 12/15/14 (g)	641,614
250,000	R.H. Donnelley Finance Corp. I, Senior Subordinated Notes, 10.875% due 12/15/12 (h)	275,625
150,000	Radio One Inc., Senior Subordinated Notes, Series B, 8.875% due 7/1/11	156,187
25,000	Rainbow National Services LLC, Senior Subordinated Debentures, 10.375% due 9/1/14 (h)	27,812
575,000	Time Warner Inc., Senior Notes, 7.625% due 4/15/31 (g)	620,905

	Total Media	5,834,054

Metals & Mining — 0.1%
125,000	Aleris International Inc., Senior Secured Notes, 10.375% due 10/15/10	135,625
50,000	IPSCO Inc., Senior Notes, 8.750% due 6/1/13	53,875
500,000	Republic Technologies International LLC/RTI Capital Corp., Senior Secured Notes, 13.750% due 7/15/09 (c)(d)(e)	0

	Total Metals & Mining	189,500

Multi-Utilities — 0.3%
420,000	Dominion Resources Inc., Senior Notes, 5.700% due 9/17/12 (g)	411,521

Multiline Retail — 0.1%
75,000	Harry & David Operations, Senior Notes, 9.000% due 3/1/13	68,250
50,000	Neiman Marcus Group Inc., Senior Subordinated Notes,10.375% due 10/15/15 (h)	53,375

	Total Multiline Retail	121,625

Office Electronics — 0.1%
150,000	Xerox Capital Trust I Exchange Capital Securities, 8.000% due 2/1/27	151,313

Oil, Gas & Consumable Fuels — 5.0%
370,000	Amerada Hess Corp., Notes, 7.300% due 8/15/31	393,251
350,000	Anadarko Finance Co., Senior Notes, Series B, 7.500% due 5/1/31	377,139

See Notes to Financial Statements.

Salomon Brothers Investment Series 2006 Semi-Annual Report         41

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Face Amount†	Security	Value
Oil, Gas & Consumable Fuels — 5.0% (continued)
200,000	Chesapeake Energy Corp., Senior Notes, 6.625% due 1/15/16	$187,000
430,000	ChevronTexaco Capital Co., Notes, 3.500% due 9/17/07 (g)	419,616
179,000	Cimarex Energy Co., Senior Notes, 9.600% due 3/15/12	189,740
800,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29 (g)	873,097
500,000	Costilla Energy Inc., Senior Notes, 10.250% due 10/1/06 (c)(d)(e)	0
600,000	Devon Financing Corp. ULC, Notes, 6.875% due 9/30/11 (g)	624,503
	El Paso Corp., Medium-Term Notes:
500,000	7.375% due 12/15/12 (g)	498,750
80,000	7.750% due 1/15/32	78,300
200,000	Forest Oil Corp., Senior Notes, 8.000% due 12/15/11	205,500
200,000	Gaz Capital SA, Notes, 8.625% due 4/28/34 (h)	229,460
75,000	Inergy LP/Inergy Finance Corp., Senior Notes, 8.250% due 3/1/16	76,125
720,000	Kerr-McGee Corp., Notes, 7.875% due 9/15/31 (g)	816,288
	Kinder Morgan Energy Partners LP:
220,000	6.750% due 3/15/11	224,969
50,000	Senior Notes, 6.300% due 2/1/09	50,253
	Pemex Project Funding Master Trust, Notes:
100,000	5.750% due 12/15/15 (h)	92,225
50,000	6.625% due 6/15/35 (h)	45,313
150,000	Plains Exploration & Production Co., Senior Notes, 7.125% due 6/15/14	148,500
200,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	203,000
	Williams Cos. Inc.:
	Notes:
350,000	7.875% due 9/1/21	357,000
475,000	8.750% due 3/15/32 (g)	518,938
50,000	Senior Notes, 7.625% due 7/15/19	51,000
	XTO Energy Inc.:
40,000	7.500% due 4/15/12	42,572
400,000	Senior Notes, 6.250% due 4/15/13	400,808

	Total Oil, Gas & Consumable Fuels	7,103,347

Paper & Forest Products — 0.5%
720,000	Weyerhaeuser Co., Notes, 6.750% due 3/15/12 (g)	736,458

Real Estate Investment Trusts (REITs) — 0.2%
	Host Marriott LP, Senior Notes:
175,000	7.125% due 11/1/13	175,219
100,000	Series I, 9.500% due 1/15/07	103,000

	Total Real Estate Investment Trusts (REITs)	278,219

Road & Rail — 0.0%
59,000	Horizon Lines, LLC/Horizon Lines Holding Co., Senior Notes, 9.000% due 11/1/12	60,180

Semiconductors & Semiconductor Equipment — 0.0%
16,000	Amkor Technology Inc., Senior Subordinated Notes, 10.500% due 5/1/09	16,440

See Notes to Financial Statements.

42        Salomon Brothers Investment Series 2006 Semi-Annual Report

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Face Amount†	Security	Value
Specialty Retail — 0.2%
370,000	Flooring America Inc., Senior Notes, Series B, 9.250% due 10/15/07 (c)(d)(e)	$0
130,000	Jafra Cosmetics International Inc., Senior Subordinated Notes, 10.750% due 5/15/11	140,075
200,000	PETCO Animal Supplies Inc., Senior Subordinated Notes, 10.750% due 11/1/11	212,000

	Total Specialty Retail	352,075

Textiles, Apparel & Luxury Goods — 0.3%
150,000	Levi Strauss & Co., Senior Notes, 9.750% due 1/15/15	150,750
50,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	50,250
250,000	Simmons Co., Senior Discount Notes, step bond to yield 9.995% due 12/15/14	167,500

	Total Textiles, Apparel & Luxury Goods	368,500

Tobacco — 0.5%
620,000	Altria Group Inc., Notes, 7.000% due 11/4/13 (g)	655,038

Wireless Telecommunication Services — 0.8%
25,000	American Tower Corp., Senior Notes, 7.500% due 5/1/12	25,375
150,000	Centennial Communications Corp./Centennial Cellular Operating Co. LLC/Centennial Puerto Rico Operations Corp., Senior Notes, 8.125% due 2/1/14	145,125
375,000	Nextel Communications Inc., Senior Notes, Series D, 7.375% due 8/1/15	381,963
525,000	Sprint Capital Corp., Notes, 8.375% due 3/15/12 (g)	580,733

	Total Wireless Telecommunication Services	1,133,196

	TOTAL CORPORATE BONDS & NOTES (Cost — $54,241,028)	51,568,133
SOVEREIGN BONDS — 4.2%
Brazil — 1.0%
	Federative Republic of Brazil, Collective Action Securities (g):
806,000	8.000% due 1/15/18	850,330
475,000	8.750% due 2/4/25	521,550

	Total Brazil	1,371,880

Colombia — 0.2%
	Republic of Colombia:
50,000	10.000% due 1/23/12	56,600
100,000	10.750% due 1/15/13	117,800
131,000	8.125% due 5/21/24	133,620

	Total Colombia	308,020

Italy — 0.4%
550,000	Region of Lombardy, 5.804% due 10/25/32 (g)	548,474

Mexico — 1.0%
	United Mexican States:
325,000	8.125% due 12/30/19	367,575
	Medium-Term Notes:
380,000	5.625% due 1/15/17	355,110

See Notes to Financial Statements.

Salomon Brothers Investment Series 2006 Semi-Annual Report         43

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Face Amount†	Security	Value
Mexico — 1.0% (continued)
	Series A:
368,000	6.375% due 1/16/13	$369,840
250,000	5.875% due 1/15/14	243,750
53,000	Series XW, 10.375% due 2/17/09	58,804

	Total Mexico	1,395,079

Panama — 0.1%
	Republic of Panama:
55,000	9.375% due 4/1/29	65,587
173,000	6.700% due 1/26/36	158,295

	Total Panama	223,882

Russia — 0.9%
	Russian Federation:
550,000	5.000% due 3/31/30 (g)(h)	586,437
133,333	8.250% due 3/31/10 (h)	138,667
365,000	11.000% due 7/24/18 (g)(h)	504,613

	Total Russia	1,229,717

Supranational — 0.6%
875,000	Corporacion Andina de Fomento, Notes, 6.875% due 3/15/12 (g)	916,541

	TOTAL SOVEREIGN BONDS (Cost — $6,006,573)	5,993,593

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 3.8%
U.S. Government Agency — 0.3%
400,000	Tennessee Valley Authority, Notes, 5.375% due 4/1/56	379,556

U.S. Government Obligations — 3.5%
170,000	U.S. Treasury Bonds, 6.250% due 8/15/23	187,544
	U.S. Treasury Notes:
1,000,000	5.750% due 8/15/10 (g)(i)	1,024,883
690,000	4.500% due 2/28/11 (g)	673,020
332,000	4.125% due 5/15/15	308,384
160,000	4.500% due 2/15/16	152,275
90,000	5.125% due 5/15/16	89,923
1,180,000	4.500% due 2/15/36 (g)	1,058,406
4,030,000	U.S. Treasury Strip Principal (STRIPS), zero coupon bond to yield
	5.343% due 11/15/24 (g)	1,528,156

	Total U.S. Government Obligations	5,022,591

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $5,530,223)	5,402,147

U.S. TREASURY INFLATION PROTECTED SECURITIES (g) — 2.2%
	U.S. Treasury Bonds, Inflation Indexed:
2,131,375	2.000% due 1/15/16	2,036,047
1,238,227	2.000% due 1/15/26	1,134,042

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $3,271,548)	3,170,089

See Notes to Financial Statements.

44    Salomon Brothers Investment Series 2006 Semi-Annual Report

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Shares	Security	Value
COMMON STOCKS — 0.5%
CONSUMER DISCRETIONARY — 0.0%
Household Durables — 0.0%
306,644	Home Interiors of Gifts Inc. (d)(e)*	$3,066
2,998	Mattress Discounters Corp. (d)(e)*	0

	TOTAL CONSUMER DISCRETIONARY	3,066

CONSUMER STAPLES — 0.0%
Food Products — 0.0%
258	Imperial Sugar Co.	6,120

INDUSTRIALS — 0.1%
Commercial Services & Supplies — 0.1%
8,621	Continental AFA Dispensing Co. (d)(e)*	47,415

INFORMATION TECHNOLOGY — 0.0%
Computers & Peripherals — 0.0%
2,433	Axiohm Transaction Solutions Inc. (d)(e)*	0

TELECOMMUNICATION SERVICES — 0.4%
Wireless Telecommunication Services — 0.4%
19,222	American Tower Corp., Class A Shares (g)*	598,189
	TOTAL COMMON STOCKS (Cost — $433,247)	654,790

ESCROWED SHARES (e) — 0.0%
500,000	Breed Technologies Inc. (c)(d)*	0
375,000	Pillowtex Corp.*	0
211,844	Vlasic Foods International Inc. (c)(d)*	4,237

	TOTAL ESCROWED SHARES (Cost — $0)	4,237

PREFERRED STOCKS (d)(e) — 0.0%
FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
	TCR Holdings Corp.:
841	Class B Shares, 0.000%	1
462	Class C Shares, 0.000%	0
1,218	Class D Shares, 0.000%	1
2,521	Class E Shares, 0.000%	3

	TOTAL PREFERRED STOCKS (Cost — $300)	5

Warrants
WARRANTS — 0.0%
250	Brown Jordan International Inc., Expires 8/15/07 (d)(h)*	2
803,905	ContiFinancial Corp., Liquidating Trust, Units of Interest (Represents interest in a trust in the liquidation of ContiFinancial Corp. and its affiliates) (d)*	3
200	Leap Wireless International Inc., Expires 4/15/10 (d)(e)(h)*	0
500	Mattress Discounters Co., Expires 7/15/07 (d)(e)(h)*	0

See Notes to Financial Statements.

Salomon Brothers Investment Series 2006 Semi-Annual Report         45

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Warrants	Security	Value
WARRANTS — 0.0% (continued)
2,521	Pillowtex Corp., Expires 11/24/09 (d)(e)*	$0
2,000	United Mexican States, Series XW10, Expires 10/10/06*	8,600

	TOTAL WARRANTS (Cost — $25,516)	8,605

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $189,176,788)	183,574,610

Face Amount
SHORT-TERM INVESTMENTS (g) — 12.3%
Repurchase Agreement — 11.6%
$16,616,000	Merrill Lynch, Pierce, Fenner & Smith Inc. tri-party repurchase agreement, dated 6/30/06, 5.150% due 7/3/06; Proceeds at maturity — $16,623,131 (Fully collateralized by Federal National Mortgage Discount Note zero coupon bonds, due 9/6/06 and Federal Home Loan Mortgage Corporation, zero coupon bonds, due 6/26/07 Market value — $16,951,517) (Cost — $16,616,000)	16,616,000

Sovereign Bonds — 0.7%
1,000,000	Government of Canada, 5.294% due 9/20/06 (Cost — $989,065) (j)	988,229

	TOTAL SHORT-TERM INVESTMENTS (Cost — $17,605,065)	17,604,229

	TOTAL INVESTMENTS — 140.6% (Cost — $206,781,853#)	201,178,839
	Liabilities in Excess of Other Assets — (40.6)%	(58,084,329)

	TOTAL NET ASSETS — 100.0%	$143,094,510

*	Non-income producing security.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).
(b)	All or a portion of this security was acquired under a mortgage dollar roll agreement (See Notes 1 and 3).
(c)	Security is currently in default.
(d)	Illiquid security.
(e)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(f)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2006.
(g)	All or a portion of this security is segregated for open futures contracts, TBA’s and/or mortgage dollar rolls.
(h)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.
(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(j)	Rate shown represents yield to maturity.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

IO	— Interest Only
MXN	— Mexican Peso

See Notes to Financial Statements.

46        Salomon Brothers Investment Series 2006 Semi-Annual Report

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Schedule of Options Written (unaudited)

Contracts	Security	Expiration Date	Strike Price	Value
14	U.S. Treasury Notes, 10-Year Futures, Call	11/21/06	$107.00	$3,868
14	U.S. Treasury Notes, 10-Year Futures, Call	11/21/06	108.00	1,899
14	U.S. Treasury Notes, 10-Year Futures, Put	11/21/06	101.00	2,774
14	U.S. Treasury Notes, 10-Year Futures, Put	11/21/06	102.00	4,742

	TOTAL OPTIONS WRITTEN (Premiums received — $13,408)			$13,283

See Notes to Financial Statements.

Salomon Brothers Investment Series 2006 Semi-Annual Report         47

Statements of Assets and Liabilities (June 30, 2006) (unaudited)

	Salomon Brothers
	High Yield Bond Fund	Short/ Intermediate U.S. Government Fund	Strategic Bond Fund
ASSETS:
Investments, at cost	$1,120,736,427	$128,980,914	$190,165,853
Repurchase agreement, at cost	46,620,000	14,184,000	16,616,000

Investments, at value	$1,090,787,006	$126,049,812	$184,562,839
Repurchase agreement, at value	46,620,000	14,184,000	16,616,000
Cash	947	553	265
Dividends and interest receivable	22,784,305	630,223	1,365,840
Receivable for securities sold	4,574,014	2,071,695	12,635,605
Receivable for Fund shares sold	2,772,538	227,709	551,313
Receivable from broker — variation margin on open futures contracts	—	4,813	70,594
Principal paydown receivable	—	37,941	—
Prepaid expenses	49,147	42,496	36,534

Total Assets	1,167,587,957	143,249,242	215,838,990

LIABILITIES:
Payable for securities purchased	24,729,615	43,318,006	70,929,283
Payable for Fund shares repurchased	9,615,912	475,579	1,375,389
Payable for loaned securities collateral	992,824	—	—
Distributions payable	869,335	56,633	130,912
Investment management fee payable	752,962	30,941	78,050
Distribution fees payable	353,728	35,332	74,065
Directors’ fees payable	24,319	1,074	1,489
Deferred dollar roll income	—	12,769	24,941
Options written, at value (premium received $13,408)	—	—	13,283
Accrued expenses	698,211	37,043	117,068

Total Liabilities	38,036,906	43,967,377	72,744,480

Total Net Assets	$1,129,551,051	$99,281,865	$143,094,510

NET ASSETS:
Par value (Note 7)	$137,485	$10,202	$15,442
Paid-in capital in excess of par value	1,226,458,569	106,475,938	152,029,944
Overdistributed net investment income	(1,228,093)	(194,480)	(405,201)
Accumulated net realized loss on investments, futures contracts, options written and foreign currency transactions	(65,867,279)	(4,069,986)	(2,883,336)
Net unrealized depreciation on investments, futures contracts, options written and foreign currencies	(29,949,631)	(2,939,809)	(5,662,339)

Total Net Assets	$1,129,551,051	$99,281,865	$143,094,510

See Notes to Financial Statements.

48        Salomon Brothers Investment Series 2006 Semi-Annual Report

Statements of Assets and Liabilities (June 30, 2006) (unaudited) (continued)

	Salomon Brothers
	High Yield Bond Fund	Short/ Intermediate U.S. Government Fund	Strategic Bond Fund
Shares Outstanding:
Class A	79,081,864	5,406,854	6,441,585
Class B	13,534,318	2,009,210	4,701,919
Class C	23,721,678	2,663,099	4,239,110
Class O	12,767,926	122,379	30,421
Class Y	8,379,177	—	29,094

Net Asset Value:
Class A *	$8.20	$9.69	$9.20
Class B (and offering price) *	$8.24	$9.74	$9.29
Class C (and offering price) *	$8.28	$9.81	$9.33
Class O (offering price and redemption price)	$8.19	$9.71	$9.09
Class Y (offering price and redemption price)	$8.18	—	$9.08

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 4.50%, 2.00% and 4.50%, respectively)	$8.59	$9.89	$9.63

*	Redemption price per share is equal to net asset value less any applicable CDSC (See Note 2).

See Notes to Financial Statements.

Salomon Brothers Investment Series 2006 Semi-Annual Report        49

Statements of Operations (For the six months ended June 30, 2006) (unaudited)

	Salomon Brothers
	High Yield Bond Fund	Short/ Intermediate U.S. Government Fund	Strategic Bond Fund
INVESTMENT INCOME:
Interest	$49,591,686	$2,438,984	$4,710,790
Income from securities lending	162,485	—	489

Total Investment Income	49,754,171	2,438,984	4,711,279

EXPENSES:
Investment management fee (Note 2)	4,810,824	286,356	520,714
Distribution fees (Note 5)	2,307,208	229,638	494,230
Transfer agent fees (Note 5)	622,825	37,772	66,602
Shareholder reports (Note 5)	391,064	24,496	55,731
Legal fees	137,595	23,060	24,356
Registration fees	51,542	21,768	30,441
Directors’ fees	41,512	4,145	3,656
Insurance	31,605	1,863	7,100
Audit and tax	22,751	14,300	16,857
Custody fees	13,583	1,530	3,151
Miscellaneous expenses	64,051	1,503	13,439

Total Expenses	8,494,560	646,431	1,236,277
Less: Fee waivers and/or expense reimbursements (Note 2)	(27,192)	(132,964)	(3,845)

Net Expenses	8,467,368	513,467	1,232,432

Net Investment Income	41,286,803	1,925,517	3,478,847

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	15,633,208	(303,185)	(612,161)
Futures contracts	—	(41,629)	(73,697)
Options written	—	—	17,281
Foreign currency transactions	(912)	—	(43)

Net Realized Gain (Loss)	15,632,296	(344,814)	(668,620)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(36,501,627)	(2,015,879)	(4,267,508)
Futures contracts	—	(10,450)	(89,491)
Options written	—	—	125
Foreign currencies	(210)	—	(40)

Change in Net Unrealized Appreciation/Depreciation	(36,501,837)	(2,026,329)	(4,356,914)

Net Loss on Investments, Futures Contracts, Options Written and Foreign Currency Transactions	(20,869,541)	(2,371,143)	(5,025,534)

Increase (Decrease) in Net Assets From Operations	$20,417,262	$(445,626)	$(1,546,687)

See Notes to Financial Statements.

50        Salomon Brothers Investment Series 2006 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended June 30, 2006 (unaudited) and the year ended December 31, 2005

Salomon Brothers High Yield Bond Fund	2006	2005
OPERATIONS:
Net investment income	$41,286,803	$135,387,142
Net realized gain	15,632,296	47,951,821
Change in net unrealized appreciation/depreciation	(36,501,837)	(116,462,664)

Increase in Net Assets From Operations	20,417,262	66,876,299

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(42,855,139)	(136,576,485)

Decrease in Net Assets From Distributions to Shareholders	(42,855,139)	(136,576,485)

FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	157,971,111	624,456,228
Reinvestment of distributions	37,374,858	124,743,342
Cost of shares repurchased	(275,950,103)	(1,640,326,345)

Decrease in Net Assets From Fund Share Transactions	(80,604,134)	(891,126,775)

Decrease in Net Assets	(103,042,011)	(960,826,961)
NET ASSETS:
Beginning of period	1,232,593,062	2,193,420,023

End of period*	$1,129,551,051	$1,232,593,062
* Includes undistributed (overdistributed) net investment income of:	$(1,228,093)	$340,243

See Notes to Financial Statements.

Salomon Brothers Investment Series 2006 Semi-Annual Report         51

Statements of Changes in Net Assets (continued)

For the six months ended June 30, 2006 (unaudited)

and the year ended December 31, 2005

Salomon Brothers Short/Intermediate U.S. Government Fund	2006	2005
OPERATIONS:
Net investment income	$1,925,517	$3,952,317
Net realized loss	(344,814)	(807,353)
Change in net unrealized appreciation/depreciation	(2,026,329)	(2,331,546)

Increase (Decrease) in Net Assets From Operations	(445,626)	813,418

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(2,102,083)	(4,231,829)

Decrease in Net Assets From Distributions to Shareholders	(2,102,083)	(4,231,829)

FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	14,812,608	56,450,386
Reinvestment of distributions	1,693,874	3,275,587
Cost of shares repurchased	(26,054,532)	(67,589,402)

Decrease in Net Assets From Fund Share Transactions	(9,548,050)	(7,863,429)

Decrease in Net Assets	(12,095,759)	(11,281,840)
NET ASSETS:
Beginning of period	111,377,624	122,659,464

End of period*	$99,281,865	$111,377,624
* Includes overdistributed net investment income of:	$(194,480)	$(17,914)

See Notes to Financial Statements.

52        Salomon Brothers Investment Series 2006 Semi-Annual Report

Statements of Changes in Net Assets (continued)

For the six months ended June 30, 2006 (unaudited) and the year ended December 31, 2005

Salomon Brothers Strategic Bond Fund	2006	2005
OPERATIONS:
Net investment income	$3,478,847	$7,209,575
Net realized gain (loss)	(668,620)	3,759,021
Change in net unrealized appreciation/depreciation	(4,356,914)	(7,317,281)

Increase (Decrease) in Net Assets From Operations	(1,546,687)	3,651,315

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(3,885,161)	(7,931,346)

Decrease in Net Assets From Distributions to Shareholders	(3,885,161)	(7,931,346)

FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	11,733,794	38,437,484
Reinvestment of distributions	3,048,286	6,163,660
Cost of shares repurchased	(40,932,099)	(55,918,539)

Decrease in Net Assets From Fund Share Transactions	(26,150,019)	(11,317,395)

Decrease in Net Assets	(31,581,867)	(15,597,426)
NET ASSETS:
Beginning of period	174,676,377	190,273,803

End of period*	$143,094,510	$174,676,377
* Includes undistributed (overdistributed) net investment income of:	$(405,201)	$1,113

See Notes to Financial Statements.

Salomon Brothers Investment Series 2006 Semi-Annual Report        53

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	Class A Shares(1)
Salomon Brothers High Yield Bond Fund	2006(2)		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$8.36		$8.59	$8.29	$7.23	$7.52	$8.10

Income (Loss) From Operations:
Net investment income	0.29		0.56	0.58	0.59	0.64	0.80
Net realized and unrealized gain (loss)	(0.15)		(0.22)	0.29	1.07	(0.19)	(0.47)

Total Income From Operations	0.14		0.34	0.87	1.66	0.45	0.33

Less Distributions From:
Net investment income	(0.30)		(0.57)	(0.57)	(0.60)	(0.64)	(0.79)
Return of capital	—		—	—	—	(0.10)	(0.12)

Total Distributions	(0.30)		(0.57)	(0.57)	(0.60)	(0.74)	(0.91)

Net Asset Value, End of Period	$8.20		$8.36	$8.59	$8.29	$7.23	$7.52

Total Return(3)	1.64%		4.08%	10.97%	23.83%	6.42%	4.21%

Net Assets, End of Period (000s)	$648,393		$693,116	$1,535,433	$1,148,273	$196,733	$102,706

Ratios to Average Net Assets:
Gross expenses	1.30	%(4)	1.19%	1.20%	1.25%	1.31%	1.28%
Net expenses	1.29	(4)(5)	1.19	1.20	1.25	1.31	1.28
Net investment income	6.93	(4)	6.59	7.02	7.34	8.86	10.14

Portfolio Turnover Rate	43%		64%	54%	78%	106%	131%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

54        Salomon Brothers Investment Series 2006 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	Class B Shares(1)
Salomon Brothers High Yield Bond Fund	2006(2)		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$8.40		$8.65	$8.34	$7.27	$7.55	$8.13

Income (Loss) From Operations:
Net investment income	0.26		0.49	0.52	0.53	0.59	0.75
Net realized and unrealized gain (loss)	(0.15)		(0.24)	0.30	1.08	(0.18)	(0.49)

Total Income From Operations	0.11		0.25	0.82	1.61	0.41	0.26

Less Distributions From:
Net investment income	(0.27)		(0.50)	(0.51)	(0.54)	(0.60)	(0.73)
Return of capital	—		—	—	—	(0.09)	(0.11)

Total Distributions	(0.27)		(0.50)	(0.51)	(0.54)	(0.69)	(0.84)

Net Asset Value, End of Period	$8.24		$8.40	$8.65	$8.34	$7.27	$7.55

Total Return(3)	1.25%		3.04%	10.22%	22.91%	5.77%	3.27%

Net Assets, End of Period (000s)	$111,555		$135,186	$187,303	$235,293	$194,187	$214,204

Ratios to Average Net Assets:
Gross expenses	2.11	%(4)	2.02%	1.98%	2.01%	2.07%	2.03%
Net expenses	2.11	(4)(5)	2.02	1.98	2.01	2.07	2.03
Net investment income	6.14	(4)	5.81	6.25	6.74	8.12	9.44

Portfolio Turnover Rate	43%		64%	54%	78%	106%	131%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Salomon Brothers Investment Series 2006 Semi-Annual Report        55

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	Class C Shares(1)
Salomon Brothers High Yield Bond Fund	2006(2)		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$8.44		$8.68	$8.38	$7.30	$7.59	$8.16

Income (Loss) From Operations:
Net investment income	0.27		0.52	0.55	0.56	0.61	0.76
Net realized and unrealized gain (loss)	(0.15)		(0.23)	0.29	1.09	(0.19)	(0.47)

Total Income From Operations	0.12		0.29	0.84	1.65	0.42	0.29

Less Distributions From:
Net investment income	(0.28)		(0.53)	(0.54)	(0.57)	(0.61)	(0.75)
Return of capital	—		—	—	—	(0.10)	(0.11)

Total Distributions	(0.28)		(0.53)	(0.54)	(0.57)	(0.71)	(0.86)

Net Asset Value, End of Period	$8.28		$8.44	$8.68	$8.38	$7.30	$7.59

Total Return(3)	1.42%		3.44%	10.42%	23.36%	5.93%	3.59%

Net Assets, End of Period (000s)	$196,476		$235,117	$292,918	$317,704	$128,759	$77,726

Ratios to Average Net Assets:
Gross expenses	1.79	%(4)	1.73%	1.70%	1.71%	1.80%	1.77%
Net expenses	1.79	(4)(5)	1.73	1.70	1.71	1.80	1.77
Net investment income	6.46	(4)	6.10	6.52	6.93	8.36	9.64

Portfolio Turnover Rate	43%		64%	54%	78%	106%	131%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

56        Salomon Brothers Investment Series 2006 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	Class O Shares(1)
Salomon Brothers High Yield Bond Fund	2006(2)		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$8.35		$8.59	$8.29	$7.22	$7.51	$8.10

Income (Loss) From Operations:
Net investment income	0.30		0.59	0.61	0.62	0.67	0.84
Net realized and unrealized gain (loss)	(0.14)		(0.23)	0.29	1.08	(0.19)	(0.49)

Total Income From Operations	0.16		0.36	0.90	1.70	0.48	0.35

Less Distributions From:
Net investment income	(0.32)		(0.60)	(0.60)	(0.63)	(0.67)	(0.82)
Return of capital	—		—	—	—	(0.10)	(0.12)

Total Distributions	(0.32)		(0.60)	(0.60)	(0.63)	(0.77)	(0.94)

Net Asset Value, End of Period	$8.19		$8.35	$8.59	$8.29	$7.22	$7.51

Total Return(3)	1.86%		4.33%	11.39%	24.41%	6.89%	4.50%

Net Assets, End of Period (000s)	$104,553		$101,886	$117,197	$94,445	$47,874	$24,990

Ratios to Average Net Assets:
Gross expenses	0.86	%(4)	0.83%	0.84%	0.86%	0.92%	0.87%
Net expenses	0.86	(4)(5)	0.83	0.84	0.86	0.92	0.87
Net investment income	7.36	(4)	6.97	7.37	7.87	9.31	10.54

Portfolio Turnover Rate	43%		64%	54%	78%	106%	131%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Salomon Brothers Investment Series 2006 Semi-Annual Report        57

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	Class Y Shares(1)
Salomon Brothers High Yield Bond Fund	2006(2)		2005	2004	2003(3)
Net Asset Value, Beginning of Period	$8.34		$8.58	$8.28	$7.58

Income (Loss) From Operations:
Net investment income	0.30		0.59	0.56	0.38
Net realized and unrealized gain (loss)	(0.14)		(0.24)	0.34	0.78

Total Income From Operations	0.16		0.35	0.90	1.16

Less Distributions From:
Net investment income	(0.32)		(0.59)	(0.60)	(0.46)

Total Distributions	(0.32)		(0.59)	(0.60)	(0.46)

Net Asset Value, End of Period	$8.18		$8.34	$8.58	$8.28

Total Return(4)	1.85%		4.29%	11.36%	15.70%

Net Assets, End of Period (000s)	$68,574		$67,288	$60,569	$11,293

Ratios to Average Net Assets:
Gross expenses	0.88	%(5)	0.85%	0.87%	0.88	%(5)
Net expenses	0.87	(5)(6)	0.85	0.87	0.88	(5)
Net investment income	7.33	(5)	6.96	7.23	7.34	(5)

Portfolio Turnover Rate	43%		64%	54%	78%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	For the period April 2, 2003 (inception date) to December 31, 2003.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

58        Salomon Brothers Investment Series 2006 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	Class A Shares(1)
Salomon Brothers Short/Intermediate U.S. Government Fund	2006(2)		2005		2004	2003	2002		2001
Net Asset Value, Beginning of Period	$9.93		$10.22		$10.35	$10.48	$10.14		$9.91

Income (Loss) From Operations:
Net investment income	0.19		0.36		0.35	0.27	0.36		0.51
Net realized and unrealized gain (loss)	(0.22)		(0.26)		(0.10)	(0.10)	0.49		0.37

Total Income (Loss) From Operations	(0.03)		0.10		0.25	0.17	0.85		0.88

Less Distributions From:
Net investment income	(0.21)		(0.39)		(0.38)	(0.30)	(0.42)		(0.56)
Net realized gains	—		—		—	—	(0.00	)(3)	(0.09)
Return of capital	—		—		—	—	(0.09)		—

Total Distributions	(0.21)		(0.39)		(0.38)	(0.30)	(0.51)		(0.65)

Net Asset Value, End of Period	$9.69		$9.93		$10.22	$10.35	$10.48		$10.14

Total Return(4)	(0.35)%		1.03%		2.51%	1.61%	8.59%		9.12%

Net Assets, End of Period (000s)	$52,400		$51,270		$44,856	$49,222	$52,165		$17,378

Ratios to Average Net Assets:
Gross expenses	1.06	%(5)	1.19%		1.18%	1.14%	1.30%		1.69%
Gross expenses, excluding interest expense	1.06	(5)	1.19		1.18	1.14	1.30		1.47
Net expenses(6)	0.80	(5)(7)	0.80	(7)	0.80 (7)	0.80 (7)	0.80	(7)	1.07 (8)
Net expenses, excluding interest expense(6)	0.80	(5)(7)	0.80	(7)	0.80 (7)	0.80 (7)	0.80	(7)	0.85 (8)
Net investment income	3.89	(5)	3.60		3.50	2.60	3.43		5.28

Portfolio Turnover Rate	50	%(9)	64	%(9)	83%	86%	14%		176%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	Amount represents less than $0.01 per share.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.
(7)	As a result of an expense limitation, the ratio of expenses, excluding interest expense, to average net assets of Class A Shares will not exceed 0.80%.
(8)	As a result of an expense limitation, the ratio of expenses, excluding interest expense, to average net assets of Class A Shares will not exceed 0.85%.
(9)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 300% and 585% for the six months ended June 30, 2006 and the year ended December 31, 2005, respectively.

See Notes to Financial Statements.

Salomon Brothers Investment Series 2006 Semi-Annual Report        59

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	Class B Shares(1)
Salomon Brothers Short/Intermediate U.S. Government Fund	2006(2)		2005		2004	2003	2002		2001
Net Asset Value, Beginning of Period	$9.98		$10.26		$10.39	$10.52	$10.18		$9.95

Income (Loss) From Operations:
Net investment income	0.18		0.34		0.31	0.20	0.28		0.49
Net realized and unrealized gain (loss)	(0.23)		(0.26)		(0.11)	(0.11)	0.49		0.32

Total Income (Loss) From Operations	(0.05)		0.08		0.20	0.09	0.77		0.81

Less Distributions From:
Net investment income	(0.19)		(0.36)		(0.33)	(0.22)	(0.34)		(0.49)
Net realized gains	—		—		—	—	(0.00	)(3)	(0.09)
Return of capital	—		—		—	—	(0.09)		—

Total Distributions	(0.19)		(0.36)		(0.33)	(0.22)	(0.43)		(0.58)

Net Asset Value, End of Period	$9.74		$9.98		$10.26	$10.39	$10.52		$10.18

Total Return(4)	(0.46)%		0.80%		2.01%	0.86%	7.78%		8.28%

Net Assets, End of Period (000s)	$19,569		$25,054		$31,886	$42,442	$46,100		$22,031

Ratios to Average Net Assets:
Gross expenses	1.29	%(5)	1.49%		1.68%	1.94%	2.04%		2.31%
Gross expenses, excluding interest expense	1.29	(5)	1.49		1.68	1.94	2.04		2.06
Net expenses(6)	1.05	(5)(7)	1.05	(7)	1.28 (8)	1.55 (9)	1.56	(9)	1.86	(10)
Net expenses, excluding interest expense(6)	1.05	(5)(7)	1.05	(7)	1.28 (8)	1.55 (9)	1.55	(9)	1.60	(10)
Net investment income	3.64	(5)	3.33		3.03	1.87	2.71		4.91

Portfolio Turnover Rate	50	%(11)	64	%(11)	83%	86%	14%		176%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	Amount represents less than $0.01 per share.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.
(7)	As a result of an expense limitation, the ratio of expenses, excluding interest expense, to average net assets of Class B Shares will not exceed 1.05%.
(8)	As a result of an expense limitation, the ratio of expenses, excluding interest expense, to average net assets of Class B Shares will not exceed 1.55% for the period January 31 through May 31, 2004 and 1.05% from June 1 through December 31, 2004.
(9)	As a result of an expense limitation, the ratio of expenses, excluding interest expense, to average net assets of Class B Shares will not exceed 1.55%.
(10)	As a result of an expense limitation, the ratio of expenses, excluding interest expense, to average net assets of Class B Shares will not exceed 1.60%.
(11)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 300% and 585% for the six months ended June 30, 2006 and the year ended December 31, 2005, respectively.

See Notes to Financial Statements.

60        Salomon Brothers Investment Series 2006 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	Class C Shares(1)
Salomon Brothers Short/Intermediate U.S. Government Fund	2006(2)		2005		2004	2003	2002		2001
Net Asset Value, Beginning of Period	$10.05		$10.33		$10.46	$10.59	$10.24		$9.98

Income (Loss) From Operations:
Net investment income	0.17		0.31		0.31	0.22	0.31		0.48
Net realized and unrealized gain (loss)	(0.23)		(0.26)		(0.10)	(0.10)	0.50		0.37

Total Income (Loss) From Operations	(0.06)		0.05		0.21	0.12	0.81		0.85

Less Distributions From:
Net investment income	(0.18)		(0.33)		(0.34)	(0.25)	(0.37)		(0.50)
Net realized gains	—		—		—	—	(0.00	)(3)	(0.09)
Return of capital	—		—		—	—	(0.09)		—

Total Distributions	(0.18)		(0.33)		(0.34)	(0.25)	(0.46)		(0.59)

Net Asset Value, End of Period	$9.81		$10.05		$10.33	$10.46	$10.59		$10.24

Total Return(4)	(0.56)%		0.48%		2.01%	1.12%	8.12%		8.73%

Net Assets, End of Period (000s)	$26,125		$33,823		$44,738	$44,715	$42,025		$15,546

Ratios to Average Net Assets:
Gross expenses	1.53	%(5)	1.66%		1.65%	1.65%	1.74%		2.00%
Gross expenses, excluding interest expense	1.53	(5)	1.66		1.65	1.65	1.74		1.80
Net expenses(6)	1.30	(5)(7)	1.30	(7)	1.30 (7)	1.30 (7)	1.31	(7)	1.55 (8)
Net expenses, excluding interest expense(6)	1.30	(5)(7)	1.30	(7)	1.30 (7)	1.30 (7)	1.30	(7)	1.35 (8)
Net investment income	3.39	(5)	3.07		3.00	2.08	2.98		4.67

Portfolio Turnover Rate	50	%(9)	64	%(9)	83%	86%	14%		176%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	Amount represents less than $0.01 per share.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.
(7)	As a result of an expense limitation, the ratio of expenses, excluding interest expense, to average net assets of Class C Shares will not exceed 1.30%.
(8)	As a result of an expense limitation, the ratio of expenses, excluding interest expense, to average net assets of Class C Shares will not exceed 1.35%.
(9)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 300% and 585% for the six months ended June 30, 2006 and the year ended December 31, 2005, respectively.

See Notes to Financial Statements.

Salomon Brothers Investment Series 2006 Semi-Annual Report        61

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	Class O Shares(1)
Salomon Brothers Short/Intermediate U.S. Government Fund	2006(2)		2005		2004	2003	2002		2001
Net Asset Value, Beginning of Period	$9.95		$10.25		$10.38	$10.51	$10.16		$9.94

Income (Loss) From Operations:
Net investment income	0.20		0.39		0.38	0.29	0.38		0.57
Net realized and unrealized gain (loss)	(0.22)		(0.26)		(0.10)	(0.10)	0.51		0.33

Total Income (Loss) From Operations	(0.02)		0.13		0.28	0.19	0.89		0.90

Less Distributions From:
Net investment income	(0.22)		(0.43)		(0.41)	(0.32)	(0.43)		(0.59)
Net realized gains	—		—		—	—	(0.00	)(3)	(0.09)
Return of capital	—		—		—	—	(0.11)		—

Total Distributions	(0.22)		(0.43)		(0.41)	(0.32)	(0.54)		(0.68)

Net Asset Value, End of Period	$9.71		$9.95		$10.25	$10.38	$10.51		$10.16

Total Return(4)	(0.22)%		1.28%		2.77%	1.87%	8.95%		9.25%

Net Assets, End of Period (000s)	$1,188		$1,231		$1,179	$1,257	$2,914		$1,016

Ratios to Average Net Assets:
Gross expenses	1.15	%(5)	1.14%		1.03%	0.87%	0.96%		1.30%
Gross expenses, excluding interest expense	1.15	(5)	1.14		1.03	0.87	0.96		1.06
Net expenses(6)	0.55	(5)(7)	0.55	(7)	0.55 (7)	0.55 (7)	0.56	(7)	0.84 (8)
Net expenses, excluding interest expense(6)	0.55	(5)(7)	0.55	(7)	0.55 (7)	0.55 (7)	0.55	(7)	0.60 (8)
Net investment income	4.13	(5)	3.84		3.75	2.80	3.68		5.71

Portfolio Turnover Rate	50	%(9)	64	%(9)	83%	86%	14%		176%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	Amount represents less than $0.01 per share.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.
(7)	As a result of an expense limitation, the ratio of expenses, excluding interest expense, to average net assets of Class O Shares will not exceed 0.55%.
(8)	As a result of an expense limitation, the ratio of expenses, excluding interest expense, to average net assets of Class O Shares will not exceed 0.60%.
(9)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 300% and 585% for the six months ended June 30, 2006 and the year ended December 31, 2005, respectively.

See Notes to Financial Statements.

62        Salomon Brothers Investment Series 2006 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	Class A Shares(1)
Salomon Brothers Strategic Bond Fund	2006(2)		2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$9.52		$9.77		$9.66	$8.97	$8.85	$9.13

Income (Loss) From Operations:
Net investment income	0.22		0.41		0.43	0.45	0.53	0.76
Net realized and unrealized gain (loss)	(0.30)		(0.17)		0.13	0.69	0.31	(0.21)

Total Income (Loss) From Operations	(0.08)		0.24		0.56	1.14	0.84	0.55

Less Distributions From:
Net investment income	(0.24)		(0.49)		(0.45)	(0.45)	(0.52)	(0.76)
Return of capital	—		—		—	—	(0.20)	(0.07)

Total Distributions	(0.24)		(0.49)		(0.45)	(0.45)	(0.72)	(0.83)

Net Asset Value, End of Period	$9.20		$9.52		$9.77	$9.66	$8.97	$8.85

Total Return(3)	(0.82)%		2.49%		5.93%	12.98%	9.91%	6.22%

Net Assets, End of Period (000s)	$59,288		$70,140		$60,739	$48,318	$29,385	$19,501

Ratios to Average Net Assets:
Gross expenses	1.17	%(4)	1.30%		1.36%	1.36%	1.44%	1.52%
Gross expenses, excluding interest expense	1.17	(4)	1.30		1.36	1.36	1.44	1.49
Net expenses	1.17	(4)(5)	1.30		1.36	1.36	1.44	1.40 (5)
Net expenses, excluding interest expense	1.17	(4)(5)	1.30		1.36	1.36	1.44	1.38 (5)
Net investment income	4.71	(4)	4.29		4.49	4.69	6.03	8.42

Portfolio Turnover Rate	148	%(6)	107	%(6)	86%	78%	63%	73%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	Reflects fee waivers and/or expense reimbursements.
(6)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 352% and 500% for the six months ended June 30, 2006 and the year ended December 31, 2005, respectively.

See Notes to Financial Statements.

Salomon Brothers Investment Series 2006 Semi-Annual Report        63

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	Class B Shares(1)
Salomon Brothers Strategic Bond Fund	2006(2)		2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$9.61		$9.80		$9.67	$8.98	$8.87	$9.14

Income (Loss) From Operations:
Net investment income	0.19		0.34		0.36	0.38	0.47	0.71
Net realized and unrealized gain (loss)	(0.30)		(0.19)		0.14	0.69	0.30	(0.21)

Total Income (Loss) From Operations	(0.11)		0.15		0.50	1.07	0.77	0.50

Less Distributions From:
Net investment income	(0.21)		(0.34)		(0.37)	(0.38)	(0.48)	(0.71)
Return of capital	—		—		—	—	(0.18)	(0.06)

Total Distributions	(0.21)		(0.34)		(0.37)	(0.38)	(0.66)	(0.77)

Net Asset Value, End of Period	$9.29		$9.61		$9.80	$9.67	$8.98	$8.87

Total Return(3)	(1.16)%		1.60%		5.32%	12.18%	9.12%	5.60%

Net Assets, End of Period (000s)	$43,696		$55,239		$68,873	$87,794	$93,877	$68,781

Ratios to Average Net Assets:
Gross expenses	1.93	%(4)	2.08%		2.05%	2.07%	2.10%	2.09%
Gross expenses, excluding interest expense	1.93	(4)	2.08		2.05	2.07	2.10	2.06
Net expenses	1.93	(4)(5)	2.08		2.05	2.07	2.10	2.06 (5)
Net expenses, excluding interest expense	1.93	(4)(5)	2.08		2.05	2.07	2.10	2.03 (5)
Net investment income	3.95	(4)	3.50		3.79	4.01	5.36	7.79

Portfolio Turnover Rate	148	%(6)	107	%(6)	86%	78%	63%	73%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	Reflects fee waivers and/or expense reimbursements.
(6)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 352% and 500% for the six months ended June 30, 2006 and the year ended December 31, 2005, respectively.

See Notes to Financial Statements.

64        Salomon Brothers Investment Series 2006 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	Class C Shares(1)
Salomon Brothers Strategic Bond Fund	2006(2)		2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$9.66		$9.87		$9.74	$9.05	$8.93	$9.19

Income (Loss) From Operations:
Net investment income	0.20		0.37		0.39	0.40	0.49	0.73
Net realized and unrealized gain (loss)	(0.31)		(0.18)		0.14	0.70	0.32	(0.20)

Total Income (Loss) From Operations	(0.11)		0.19		0.53	1.10	0.81	0.53

Less Distributions From:
Net investment income	(0.22)		(0.40)		(0.40)	(0.41)	(0.50)	(0.73)
Return of capital	—		—		—	—	(0.19)	(0.06)

Total Distributions	(0.22)		(0.40)		(0.40)	(0.41)	(0.69)	(0.79)

Net Asset Value, End of Period	$9.33		$9.66		$9.87	$9.74	$9.05	$8.93

Total Return(3)	(1.12)%		1.92%		5.59%	12.38%	9.50%	5.87%

Net Assets, End of Period (000s)	$39,570		$48,610		$60,061	$60,747	$53,358	$30,438

Ratios to Average Net Assets:
Gross expenses	1.67	%(4)	1.83%		1.80%	1.82%	1.87%	1.83%
Gross expenses, excluding interest expense	1.67	(4)	1.83		1.80	1.82	1.87	1.80
Net expenses	1.67	(4)(5)	1.83		1.80	1.82	1.87	1.77 (5)
Net expenses, excluding interest expense	1.67	(4)(5)	1.83		1.80	1.82	1.87	1.77 (5)
Net investment income	4.22	(4)	3.76		4.04	4.23	5.48	7.97

Portfolio Turnover Rate	148	%(6)	107	%(6)	86%	78%	63%	73%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	Reflects fee waivers and/or expense reimbursements.
(6)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 352% and 500% for the six months ended June 30, 2006 and the year ended December 31, 2005, respectively.

See Notes to Financial Statements.

Salomon Brothers Investment Series 2006 Semi-Annual Report        65

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	Class O Shares(1)
Salomon Brothers Strategic Bond Fund	2006(2)		2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$9.40		$9.73		$9.61	$8.93	$8.84	$9.12

Income (Loss) From Operations:
Net investment income	0.20		0.40		0.45	0.46	0.56	0.80
Net realized and unrealized gain (loss)	(0.29)		(0.18)		0.14	0.69	0.29	(0.21)

Total Income (Loss) From Operations	(0.09)		0.22		0.59	1.15	0.85	0.59

Less Distributions From:
Net investment income	(0.22)		(0.55)		(0.47)	(0.47)	(0.55)	(0.80)
Return of capital	—		—		—	—	(0.21)	(0.07)

Total Distributions	(0.22)		(0.55)		(0.47)	(0.47)	(0.76)	(0.87)

Net Asset Value, End of Period	$9.09		$9.40		$9.73	$9.61	$8.93	$8.84

Total Return(3)	(0.96)%		2.27%		6.29%	13.18%	10.11%	6.66%

Net Assets, End of Period (000s)	$277		$305		$360	$674	$532	$679

Ratios to Average Net Assets:
Gross expenses	1.46	%(4)	1.37%		1.11%	1.11%	1.23%	1.05%
Gross expenses, excluding interest expense	1.46	(4)	1.37		1.11	1.11	1.23	1.02
Net expenses	1.46	(4)(5)	1.37		1.11	1.11	1.23	1.04 (5)
Net expenses, excluding interest expense	1.46	(4)(5)	1.37		1.11	1.11	1.23	1.01 (5)
Net investment income	4.43	(4)	4.20		4.70	4.97	6.27	8.82

Portfolio Turnover Rate	148	%(6)	107	%(6)	86%	78%	63%	73%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	Reflects fee waivers and/or expense reimbursements.
(6)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 352% and 500% for the six months ended June 30, 2006 and the year ended December 31, 2005, respectively.

See Notes to Financial Statements.

66        Salomon Brothers Investment Series 2006 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	Class Y Shares(1)
Salomon Brothers Strategic Bond Fund	2006(2)		2005		2004	2003(3)
Net Asset Value, Beginning of Period	$9.39		$9.70		$9.59	$9.36

Income (Loss) From Operations:
Net investment income	0.22		0.41		0.43	0.13
Net realized and unrealized gain (loss)	(0.29)		(0.17)		0.12	0.23

Total Income (Loss) From Operations	(0.07)		0.24		0.55	0.36

Less Distributions From:
Net investment income	(0.24)		(0.55)		(0.44)	(0.13)

Total Distributions	(0.24)		(0.55)		(0.44)	(0.13)

Net Asset Value, End of Period	$9.08		$9.39		$9.70	$9.59

Total Return(4)	(0.77)%		2.57%		5.95%	3.90%

Net Assets, End of Period (000s)	$264		$382		$240	$6

Ratios to Average Net Assets:
Gross expenses	1.11	%(5)	1.22%		1.25%	1.08	%(5)
Gross expenses, excluding interest expense	1.11	(5)	1.22		1.25	1.08	(5)
Net expenses	1.10	(5)(6)	1.22		1.25	1.08	(5)
Net expenses, excluding interest expense	1.10	(5)(6)	1.22		1.25	1.08	(5)
Net investment income	4.80	(5)	4.32		4.55	4.55	(5)

Portfolio Turnover Rate	148	%(7)	107	%(7)	86%	78%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	For the period September 10, 2003 (inception date) to December 31, 2003.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.
(7)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 352% and 500% for the six months ended June 30, 2006 and the year ended December 31, 2005, respectively.

See Notes to Financial Statements.

Salomon Brothers Investment Series 2006 Semi-Annual Report        67

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Salomon Brothers High Yield Bond Fund (“High Yield Bond Fund”), Salomon Brothers Short/Intermediate U.S. Government Fund (“Short/Intermediate U.S. Government Fund”) and Salomon Brothers Strategic Bond Fund (“Strategic Bond Fund”) (collectively, the “Funds”) are separate diversified investment funds of the Salomon Brothers Series Funds Inc. (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Salomon Brothers Investment Series (“Investment Series”) consists of certain funds of the Salomon Brothers Series Funds Inc, the Salomon Brothers Investors Value Fund and the Salomon Brothers Capital Fund Inc.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(c) Financial Futures Contracts. The Funds may enter into financial futures contracts typically to hedge a portion of the portfolios. Upon entering into a financial futures contract, the Funds are required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Funds recognize an unrealized gain or loss equal to the daily variation

See Notes to Financial Statements.

68        Salomon Brothers Investment Series 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds’ basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Funds could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Written Options. When the Funds write an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Funds realize a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Funds.

A risk in writing a covered call option is that the Funds may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Funds are exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Funds may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward Foreign Currency Contracts. The High Yield Bond Fund and Strategic Bond Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Salomon Brothers Investment Series 2006 Semi-Annual Report        69

Notes to Financial Statements (unaudited) (continued)

(f) Lending of Portfolio Securities. The Funds have an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as securities lending income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

(g) Mortgage Dollar Rolls. The Short/Intermediate U.S. Government Fund and Strategic Bond Fund enter into dollar rolls in which the Funds sell mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Funds forgo principal and interest paid on the securities. The Funds are compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Funds’ use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities.

(h) Securities Traded on a To-Be-Announced Basis. The Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Funds commit to purchasing or selling securities, which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. Beginning on the date the Funds enter into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Credit and Market Risk. The High Yield Bond Fund and Strategic Bond Fund invest in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Funds’ investment in securities rated

70        Salomon Brothers Investment Series 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds’ investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(j) Other Risks. Consistent with their objective to seek high current income, certain Funds may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

(k) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(l) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Salomon Brothers Investment Series 2006 Semi-Annual Report        71

Notes to Financial Statements (unaudited) (continued)

(m) Distributions to Shareholders. Distributions from net investment income on the shares of each of the Funds are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(o) Expenses. Direct expenses are charged to the Fund; general expenses of the Investment Series are allocated to the Funds based on each Fund’s relative net assets.

(p) Federal and Other Taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements.

(q) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Management Agreement and Other Transactions with Affiliates

For the period of this report, Salomon Brothers Asset Management Inc. (“SBAM”) an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”) acted as the investment manager to the Funds. Under the investment management agreement, the Funds paid an investment management fee calculated daily and paid monthly, in accordance with the following breakpoint schedules:

High Yield Bond Fund:

Average Daily Net Assets:	Annual Rate
First $1 Billion	0.800%
Next $1 Billion	0.775
Next $3 Billion	0.750
Over $5 Billion	0.700

Average Daily Net Assets:	Short/Intermediate U.S. Government Fund	Strategic Bond Fund
First $1 Billion	0.550%	0.650%
Next $1 Billion	0.525	0.625
Next $3 Billion	0.500	0.600
Next $5 Billion	0.475	0.575
Over $10 Billion	0.450	0.550

During the six months ended June 30, 2006, the Short/Intermediate U.S. Government Fund’s Class A, B, C and O shares had expense limitations in place of 0.80%, 1.05%, 1.30% and 0.55%, respectively.

72        Salomon Brothers Investment Series 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

During the six months ended June 30, 2006, SBAM waived a portion of its fee in the amount of $27,192, $122,207 and $3,845, for High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund, respectively. In addition, during the six months ended June 30, 2006 the Short/Intermediate U.S. Government Fund was reimbursed for expenses in the amount of $10,757.

Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serve as co-distributors of the Funds.

There is a maximum initial sales charge of 4.50%, 2.00% and 4.50% for Class A shares of High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund, respectively. There is a contingent deferred sales charge (“CDSC”) of 2.00% on Class B shares of Short/Intermediate U.S. Government Fund, which applies if redemption occurs within one year from purchase payment. This CDSC declines to 1.75% in the second year, 1.50% in the third year, 1.25% in the fourth year, 1.00% in the fifth year and no CDSC is incurred after five years. There is also a CDSC of 4.00% on Class B shares of High Yield Bond Fund and Strategic Bond Fund, which applies if redemption occurs within one year from purchase payment. This CDSC declines to 3.00% in the second year, 2.00% in the third year, 1.00% in the fourth year and fifth year, and no CDSC is applied thereafter. Class C shares of the Funds have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment (except Class C shares of the Short/Intermediate U.S. Government Fund, which are not subject to a deferred sales charge). In certain cases, Class A shares of the Funds have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with the current holdings of Class A shares, equal or exceed $1,000,000, $500,000 and $1,000,000 in the aggregate for the High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund, respectively.

For the six months ended June 30, 2006, LMIS and its affiliates received sales charges and CDSCs of approximately:

	Sales Charges		CDSCs
	Class A		Class B		Class C
High Yield Bond Fund	$3,000		$5,000		$—
Short/Intermediate U.S. Government Fund	0	*	0	*	—
Strategic Bond Fund	—		—		—

*	Amount represents less than $1,000.

Certain officers and one Director of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.

Salomon Brothers Investment Series 2006 Semi-Annual Report        73

Notes to Financial Statements (unaudited) (continued)

3. Investments

During the six months ended June 30, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) and U.S. Government & Agency Obligations were as follows:

	Investments		U.S. Government & Agency Obligations
	Purchases	Sales	Purchases	Sales
High Yield Bond Fund	$500,580,428	$528,352,658	$—	$—
Short/Intermediate U.S. Government Fund	27,116,714	1,620,605	45,299,620	53,243,758
Strategic Bond Fund	111,847,891	65,540,364	181,171,374	208,418,164

At June 30, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
High Yield Bond Fund	$31,299,126	$(61,248,547)	$(29,949,421)
Short/Intermediate U.S. Government Fund	206,185	(3,137,287)	(2,931,102)
Strategic Bond Fund	1,652,957	(7,255,971)	(5,603,014)

At June 30, 2006, the Short/Intermediate U.S. Government Fund and Strategic Bond Fund had the following open futures contracts:

Short/Intermediate U.S. Government Fund	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Buy:
U.S. Treasury, 10-Year Notes	2	9/06	$210,744	$209,719	$(1,025)
U.S. Treasury, 20-Year Bond	5	9/06	540,963	533,281	(7,682)

Net unrealized loss on futures contracts					$(8,707)

Strategic Bond Fund	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury, 2-Year Notes	47	9/06	$9,563,267	$9,530,719	$(32,548)
U.S. Treasury, 5-Year Notes	92	9/06	9,556,890	9,513,375	(43,515)
U.S. Treasury, 10-Year Notes	92	9/06	9,630,351	9,647,063	16,712

Net unrealized loss on futures contracts					$(59,351)

At June 30, 2006, High Yield Bond Fund had loaned securities having a market value of $961,798 and received cash collateral amounting to $992,824 which were invested into the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund, registered under the 1940 Act.

74        Salomon Brothers Investment Series 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

The average monthly balance of dollar rolls outstanding for Short/Intermediate U.S. Government Fund and Strategic Bond Fund during the six months ended June 30, 2006 was $46,529,198 and $67,720,172, respectively.

At June 30, 2006, the Short/Intermediate U.S. Government Fund and Strategic Bond Fund had outstanding mortgage dollar rolls with a total cost of $34,036,010 and $59,270,028, respectively.

Counterparties with mortgage dollar rolls outstanding in excess of 10% of total net assets at June 30, 2006 for Short/Intermediate U.S. Government Fund included Bear Stearns & Co., Inc. ($18,374,766) and for Strategic Bond Fund included Lehman Brothers Inc. ($30,013,973).

During the six months ended June 30, 2006, written option transactions for the Strategic Bond Fund were as follows:

	Number of Contracts	Premiums
Options written, outstanding December 31, 2005	—	$—
Options written	242	61,587
Options closed	(186)	(48,179)
Options expired	—	—

Options written, outstanding June 30, 2006	56	$13,408

4. Line of Credit

The High Yield Bond Fund and Strategic Bond Fund, along with other affiliated funds, entered into an agreement with a syndicate of banks which allows the funds collectively to borrow up to $250 million. Interest on borrowing, if any, is charged to the specific Fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the six months ended June 30, 2006, the commitment fee allocated to the High Yield Bond Fund and Strategic Bond Fund was $59,683 and $4,043, respectively. There have been no borrowings since the line of credit was established.

5. Class Specific Expenses

The Funds have adopted a Rule 12b-1 distribution plan and under that plan, the Funds pay a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The High Yield Bond Fund and the Strategic Bond Fund also pay a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% and 0.50% of the average daily net assets of each class, respectively. The Short/Intermediate U.S. Government Fund also pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.25% and 0.50%, respectively, of the average daily net assets of each class. Distribution fees are accrued daily and paid monthly.

Salomon Brothers Investment Series 2006 Semi-Annual Report        75

Notes to Financial Statements (unaudited) (continued)

For the six months ended June 30, 2006, class specific expenses were as follows:

High Yield Bond Fund	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$869,760	$432,385	$221,173
Class B	624,105	64,990	91,960
Class C	813,343	120,204	73,925
Class O	—	671	1,194
Class Y	—	4,575	2,812

Total	$2,307,208	$622,825	$391,064

Short/Intermediate U.S. Government Fund	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$64,414	$25,173	$7,420
Class B	55,063	5,085	7,335
Class C	110,161	6,575	7,890
Class O	—	939	1,851

Total	$229,638	$37,772	$24,496

Strategic Bond Fund	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$83,001	$20,507	$29,103
Class B	246,628	25,114	13,877
Class C	164,601	20,555	11,693
Class O	—	263	688
Class Y	—	163	370

Total	$494,230	$66,602	$55,731

6. Distributions to Shareholders by Class

High Yield Bond Fund	Six Months Ended June 30, 2006	Year Ended December 31, 2005
Net Investment Income:
Class A	$25,053,779	$98,836,109
Class B	3,980,867	9,409,058
Class C	7,266,059	15,743,328
Class O	3,927,533	8,103,608
Class Y	2,626,901	4,484,382

Total	$42,855,139	$136,576,485

76        Salomon Brothers Investment Series 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Short/Intermediate U.S. Government Fund	Six Months Ended June 30, 2006	Year Ended December 31, 2005
Net Investment Income:
Class A	$1,089,254	$1,791,135
Class B	438,268	1,002,525
Class C	547,799	1,386,292
Class O	26,762	51,877

Total	$2,102,083	$4,231,829

Strategic Bond Fund	Six Months Ended June 30, 2006	Year Ended December 31, 2005
Net Investment Income:
Class A	$1,731,786	$3,446,064
Class B	1,100,842	2,226,254
Class C	1,037,399	2,219,262
Class O	6,726	18,993
Class Y	8,408	20,773

Total	$3,885,161	$7,931,346

7. Capital Shares

At June 30, 2006, the Company had 10 billion shares of authorized capital stock, with par value of $0.001 per share.

Transaction in Fund shares for each class were as follows:

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
High Yield Bond Fund	Shares	Amount	Shares	Amount
Class A
Shares sold	15,092,308	$126,593,080	62,833,231	$529,349,739
Shares issued on reinvestment	2,633,174	22,027,231	10,972,434	92,278,153
Shares repurchased	(21,580,486)	(180,126,421)	(169,592,471)	(1,412,097,779)

Net Decrease	(3,855,004)	$(31,506,110)	(95,786,806)	$(790,469,887)

Class B
Shares sold	380,060	$3,203,041	838,023	$7,098,865
Shares issued on reinvestment	331,213	2,786,012	789,665	6,677,402
Shares repurchased	(3,268,713)	(27,484,529)	(7,201,361)	(60,753,172)

Net Decrease	(2,557,440)	$(21,495,476)	(5,573,673)	$(46,976,905)

Class C
Shares sold	1,068,478	$9,053,269	5,512,764	$46,867,269
Shares issued on reinvestment	711,621	6,015,329	1,555,878	13,218,168
Shares repurchased	(5,909,458)	(49,971,017)	(12,948,259)	(110,078,375)

Net Decrease	(4,129,359)	$(34,902,419)	(5,879,617)	$(49,992,938)

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Notes to Financial Statements (unaudited) (continued)

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
High Yield Bond Fund	Shares	Amount	Shares	Amount
Class O
Shares sold	1,258,979	$10,519,277	3,063,920	$25,886,830
Shares issued on reinvestment	469,645	3,923,740	963,727	8,093,328
Shares repurchased	(1,167,251)	(9,763,742)	(5,469,269)	(46,155,089)

Net Increase (Decrease)	561,373	$4,679,275	(1,441,622)	$(12,174,931)

Class Y
Shares sold	1,026,396	$8,602,444	1,816,919	$15,253,525
Shares issued on reinvestment	314,072	2,622,546	533,593	4,476,291
Shares repurchased	(1,027,712)	(8,604,394)	(1,343,582)	(11,241,930)

Net Increase	312,756	$2,620,596	1,006,930	$8,487,886

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
Short/Intermediate U.S. Government Fund	Shares	Amount	Shares	Amount
Class A
Shares sold	1,274,411	$12,510,653	2,802,146	$28,203,599
Shares issued on reinvestment	97,288	952,290	145,757	1,463,197
Shares repurchased	(1,128,024)	(11,066,522)	(2,173,519)	(21,869,485)

Net Increase	243,675	$2,396,421	774,384	$7,797,311

Class B
Shares sold	40,518	$399,383	245,132	$2,483,961
Shares issued on reinvestment	38,813	382,203	87,063	879,108
Shares repurchased	(580,680)	(5,731,809)	(928,643)	(9,389,723)

Net Decrease	(501,349)	$(4,950,223)	(596,448)	$(6,026,654)

Class C
Shares sold	190,226	$1,892,275	2,508,444	$25,633,450
Shares issued on reinvestment	33,684	333,993	86,872	883,768
Shares repurchased	(925,826)	(9,206,142)	(3,562,446)	(36,240,450)

Net Decrease	(701,916)	$(6,979,874)	(967,130)	$(9,723,232)

Class O
Shares sold	1,040	$10,297	12,761	$129,376
Shares issued on reinvestment	2,589	25,388	4,918	49,514
Shares repurchased	(5,076)	(50,059)	(8,918)	(89,744)

Net Increase (Decrease)	(1,447)	$(14,374)	8,761	$89,146

78        Salomon Brothers Investment Series 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
Strategic Bond Fund	Shares	Amount	Shares	Amount
Class A
Shares sold	962,700	$9,057,046	2,848,983	$27,585,036
Shares issued on reinvestment	149,683	1,401,833	283,211	2,726,631
Shares repurchased	(2,037,053)	(19,018,875)	(1,979,974)	(19,102,648)

Net Increase (Decrease)	(924,670)	$(8,559,996)	1,152,220	$11,209,019

Class B
Shares sold	118,569	$1,126,387	376,243	$3,652,341
Shares issued on reinvestment	85,625	809,759	170,738	1,653,720
Shares repurchased	(1,248,285)	(11,830,766)	(1,831,116)	(17,714,109)

Net Decrease	(1,044,091)	$(9,894,620)	(1,284,135)	$(12,408,048)

Class C
Shares sold	159,724	$1,518,717	706,649	$6,905,986
Shares issued on reinvestment	86,750	823,800	179,705	1,751,317
Shares repurchased	(1,041,278)	(9,910,571)	(1,940,682)	(18,883,799)

Net Decrease	(794,804)	$(7,568,054)	(1,054,328)	$(10,226,496)

Class O
Shares sold	377	$3,454	17	$164
Shares issued on reinvestment	504	4,644	1,174	11,219
Shares repurchased	(2,931)	(27,594)	(5,708)	(55,008)

Net Decrease	(2,050)	$(19,496)	(4,517)	$(43,625)

Class Y
Shares sold	3,047	$28,190	30,743	$293,957
Shares issued on reinvestment	894	8,250	2,180	20,773
Shares repurchased	(15,551)	(144,293)	(17,003)	(162,975)

Net Increase (Decrease)	(11,610)	$(107,853)	15,920	$151,755

8. Capital Loss Carryforward

As of December 31, 2005, the High Yield Bond Fund had a net capital loss carryfoward of $76,005,075 of which $40,977,830 expires in 2009 and $35,027,245 expires in 2010. The Short/Intermediate U.S. Government Fund had a net capital loss carryfoward of $3,669,772 of which $457,813 expires in 2006, $207,313 expires in 2007, $39,501 expires in 2009, $43,014 expires in 2010, $256,139 expires in 2011, $1,521,817 expires in 2012 and $1,144,175 expires in 2013. The Strategic Bond Fund had a net capital loss carryfoward of $2,045,726 all of which expires in 2009. These amounts will be available to offset any future taxable capital gains.

9. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management Inc. (‘SBFM”) and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

Salomon Brothers Investment Series 2006 Semi-Annual Report        79

Notes to Financial Statements (unaudited) (continued)

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

80        Salomon Brothers Investment Series 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

The Funds are not one of the Affected Funds and therefore will not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10. Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, SBFM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and SBAM, which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

Salomon Brothers Investment Series 2006 Semi-Annual Report        81

Notes to Financial Statements (unaudited) (continued)

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including the Strategic Bond Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the Investment Company Act, which the court granted plaintiffs leave to replead as a derivative claim.

11. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBAM believes that this matter is not likely to have a material adverse effect on the Funds.

12. Subsequent Events

The Funds’ Board has approved the appointment of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) as the Funds’ investment manager effective August 1, 2006. The Funds’ Board has also approved the appointment of Western Asset Management Company (“Western Asset”) as the Funds’ subadviser effective August 1, 2006. The Strategic Bond Fund will also have Western Asset Management Company Limited (“Western Asset Limited”) as subadviser. The portfolio managers who are responsible for the day-to-day management of the Funds remain the same immediately prior to and immediately after the date of these changes. LMPFA, Western Asset, and Western Asset Limited are wholly-owned subsidiaries of Legg Mason.

LMPFA will provide administrative and certain oversight services to the Funds. LMPFA will delegate to the subadvisers the day-to-day portfolio management of the Funds. The Funds’ investment management fee will remain unchanged. For its services, LMPFA will pay Western Asset 70% of the net management fee that it receives from the Funds. In turn, Western Asset will pay Western Asset Limited a sub-advisory fee of 30 basis points on the assets managed by Western Asset Limited.

82        Salomon Brothers Investment Series 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

The Funds’ Board has also approved a reorganization for the Strategic Bond Fund pursuant to which the Strategic Bond Fund’s assets would be acquired, and its liabilities assumed by Legg Mason Partners Diversified Strategic Income Fund (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund. The Strategic Bond Fund would then be liquidated, and shares of the Acquiring Fund would be distributed to the Strategic Bond Fund shareholders.

Under the reorganization, the Strategic Bond Fund shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Strategic Bond Fund. It is anticipated that as a result of the reorganization, the Strategic Bond Fund shareholders would recognize no gain or loss for federal income tax purposes. The reorganization is subject to the satisfaction of certain conditions, including approval by the Strategic Bond Fund shareholders.

Proxy materials describing the reorganization are expected to be sent to the Strategic Bond Fund shareholders later in 2006. If the Strategic Bond Fund shareholders approve the reorganization, it is expected to occur during the first quarter of 2007.

The Funds’ Board has also approved certain share class modifications which, among other things, will standardize share class features for all funds in the fund complex. The features standardized include such things as sales loads, distribution charges and other costs. These modifications are expected to be implemented during the fourth quarter of 2006.

The Funds’ Board has also approved a number of other initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, the Funds shareholders will be asked to elect a new Board, approve matters that will result in the Funds being grouped for organizational and governance purposes with other funds in the fund complex, and domicile each Fund as a Maryland business trust, with all funds operating under uniform charter documents. The Funds shareholders also will be asked to approve investment matters, including standardized fundamental investment policies.

Proxy materials describing these matters are expected to be sent to shareholders later in 2006. If shareholder approval is obtained, these matters generally are expected to be implemented during the first quarter of 2007.

Note 13. Recent Accounting Pronouncement

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109 by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be January 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

Salomon Brothers Investment Series 2006 Semi-Annual Report        83

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 26, 2006, the Funds’ Board, including a majority of the Board Members who are not “interested persons” of the Funds or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Funds and the Manager. The Funds’ Board, including a majority of the Independent Board Members, also approved one or more new subadvisory agreements between the Manager and Western Asset Management Company and in the case of Strategic Bond Fund, Western Asset Management Company Limited (each a “Subadviser”) (each a “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreements replaced the Funds’ prior management agreement with SBAM and were entered into in connection with an internal reorganization of the Manager’s, the prior manager’s and the Subadvisers’ parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreements, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Funds, and that the Manager will delegate to each of the Subadvisers the day-to-day portfolio management of the Funds. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of each Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing each Fund.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Funds by the Manager under the New Management Agreements and by the Subadvisers under the New Subadvisory Agreements. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadvisers took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadvisers and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadvisers and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreements were acceptable.

The Board Members also received and considered performance information for each Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of

84        Salomon Brothers Investment Series

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of each Fund to the funds included in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing each Fund’s performance against, among other things, its benchmarks. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund under the circumstances, supported approval of the New Management Agreements and New Subadvisory Agreements.

The Board Members reviewed and considered the management fee that would be payable by each Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place, if any. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadvisers in light of the nature, extent and quality of the management services expected to be provided by the Subadvisers. The Board Members noted that the Manager, and not each Fund, will pay the subadvisory fee to each Subadviser. The Board Members determined that the Fund’s management fee and each Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to each Fund under the New Management Agreements and the New Subadvisory Agreements.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to each Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with each Fund and other factors considered, they determined that each management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of each Fund’s prior management agreement and the prior subadvisory agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreements and the New Subadvisory Agreements.

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreements were being

Salomon Brothers Investment Series         85

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of each New Management Agreement are substantially identical to those of each Fund’s previous management agreement except for the identity of the Manager, and that the initial term of each New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under each prior management agreement. They noted, in addition, that the terms and conditions of the New Strategic Bond Fund Subadvisory Agreement are likewise unchanged from those of the prior Strategic Bond Fund subadvisory agreement.

In light of all of the foregoing, each Board, including the Independent Board Members, approved the New Management Agreements and the New Subadvisory Agreements. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreements and the New Subadvisory Agreements. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreements and the New Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or Subadvisers were present.

86        Salomon Brothers Investment Series

Salomon Brothers Investment Series

Salomon Brothers High Yield Bond Fund

Salomon Brothers Short/Intermediate U.S. Government Fund

Salomon Brothers Strategic Bond Fund

DIRECTORS

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

R. Jay Gerken, CFA

    Chairman

William R. Hutchinson

Dr. Riordan Roett

Jeswald W. Salacuse

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISERS

Western Asset Management Company

Western Asset Management Company Limited

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, MA 01581

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Salomon Brothers Investment Series — High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund, but it may also be used as sales literature.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2006 Legg Mason Investor Services, LLC

Member NASD, SIPC

SAM0894 06/06	SR06-127

Salomon Brothers Investment Series

Salomon Brothers High Yield Bond Fund

Salomon Brothers Short/Intermediate U.S. Government Fund

Salomon Brothers Strategic Bond Fund

The Funds are separate investment funds of the Salomon Brothers Series Funds Inc., a Maryland corporation.

SALOMON BROTHERS ASSET MANAGEMENT

Legg Mason Partners Fund

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-800-446-1013.

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th of each year, and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Funds website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.